UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2017

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2017

WESTERN ASSET

MACRO OPPORTUNITIES FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Macro Opportunities Fund for the twelve-month reporting period ended October 31, 2017. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2017

II	Western Asset Macro Opportunities Fund

Investment commentary

Economic review

Economic activity in the U.S. improved during the twelve months ended October 31, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i growth was 1.8% and 1.2%, as revised, for the fourth quarter of 2016 and the first quarter of 2017, respectively. Second quarter 2017 GDP growth then accelerated to 3.1%. Finally, the U.S. Department of Commerce’s second estimate for third quarter 2017 GDP growth — released after the reporting period ended — was 3.3%. Stronger growth was attributed to a number of factors, including positive contributions from personal consumption expenditures, private inventory investment, nonresidential fixed investment and exports. These factors were partly offset by a decrease in imports.

Job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on October 31, 2017, the unemployment rate was 4.1%, as reported by the U.S. Department of Labor. This represented the lowest unemployment rate since December 2000. The percentage of longer-term unemployed fluctuated during the reporting period. However, in October 2017, 24.8% of Americans looking for a job had been out of work for more than six months, the same as when the period began.

Turning to the global economy, in its October 2017 World Economic Outlook Update, the International Monetary Fund (“IMF”)ii said, “The pickup in growth projected in the April 2017 World Economic Outlook is strengthening. The global growth forecast for 2017 and 2018 — 3.6 percent and 3.7 percent, respectively — is 0.1 percentage point higher in both years than in the April [2017] and July [2017] forecasts. Notable pickups in investment, trade, and industrial production, coupled with strengthening business and consumer confidence, are supporting the recovery.” From a regional perspective, the IMF estimates 2017 growth in the Eurozone will be 2.1%, versus 1.8% in 2016. Japan’s economy is expected to expand 1.5% in 2017, compared to 1.0% in 2016. Elsewhere, the IMF projects that overall growth in emerging market countries will accelerate to 4.6% in 2017, versus 4.3% in 2016.

Looking back, after an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iv increased the rate at its meeting on December 16, 2015. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting on December 14, 2016, at which time, the Fed raised rates to a range between 0.50% and 0.75%.

After holding rates steady at its meeting that concluded on February 1, 2017, the Fed raised rates to a range between 0.75% and 1.00% at its meeting that ended on March 15, 2017. At its meeting that concluded on June 14, 2017, the Fed raised rates to a range between 1.00% and 1.25%. At its meeting that concluded on July 26, 2017, the Fed kept rates on hold, as expected. At its meeting that concluded on September 20, 2017, the Fed again kept rates on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….”

Western Asset Macro Opportunities Fund	III

Investment commentary (cont’d)

Finally, at its meeting that ended on November 1, 2017, after the reporting period ended, the Fed maintained the federal funds rate in the target range of 1.00% to 1.25%, but left open the possibility of another rate hike in December 2017.

Central banks outside the U.S. largely maintained their accommodative monetary policy stances during the reporting period. In March 2016, the European Central Bank (“ECB”)v announced that it would increase its bond purchasing program to €80 billion-per-month. It also lowered its deposit rate to -0.4% and its main interest rate to 0%. In December 2016, the ECB again extended its bond buying program until December 2017. From April 2017 through December 2017, the ECB will purchase €60 billion-per-month of bonds. Finally, in October 2017, the ECB announced that it would continue to buy bonds through September 2018, but after December 2017 it would pare their purchases to €30 billion-per-month. However, the ECB did not change its key interest rates. In other developed countries, in August 2016, the Bank of England (“BoE”)vi lowered interest rates from 0.50% to 0.25%, a new record low. After holding rates steady during the reporting period, on November 2, 2017, after the reporting period ended, the BoE raised rates from 0.25% to 0.50% — the first increase since July 2007. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it cut the rate on current accounts that commercial banks hold with it to -0.10% and kept rates on hold during the reporting period. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35% during the reporting period.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2017

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

IV	Western Asset Macro Opportunities Fund

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

Western Asset Macro Opportunities Fund	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return. Under normal circumstances, the Fund seeks to achieve its investment objective by implementing an opportunistic investing strategy. The Fund attempts to identify and capitalize on attractive relative-value opportunities principally in fixed income markets around the globe by investing in a variety of securities and other instruments. Although the Fund does not expect to invest in individual equities it may also invest in equity-related strategies, such as equity index futures and swaps, to the extent a subadviser believes those strategies are consistent with the Fund’s overall objective and strategy. The Fund’s trading strategy is expected to include positions based on longer-term outlooks, such as the sub-advisers’ views on long-term macroeconomic themes, and shorter-term circumstances. The Fund has fewer restrictions than other fixed income funds and expects to trade actively.

Under normal circumstances, at the time of purchase, no more than 75% of the Fund’s net assets may be invested in non-dollar denominated securities. The Fund has the ability to invest up to 50% of the Fund’s net assets in emerging markets and up to 50% in debt and other fixed income securities rated below the Baa or BBB categories at the time of purchase by one or more Nationally Recognized Statistical Rating Organization (“NRSROs”) or unrated securities that we determined to be of comparable quality at the time of purchase (commonly known as “junk bonds” or “high yield” securities). The Fund may also invest, at the time or purchase, up to 50% of the Fund’s net assets in un-hedged non-U.S. dollar denominated securities, currency futures, forwards, or options measured at notional value, excluding instruments used for hedging purposes.

The Fund considers a country to be an emerging market if, at the time of investment it is represented in the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)i or the JPMorgan Corporate Emerging Markets Bond Index Broad (“CEMBI Broad”)ii or categorized by the World Bank in its annual categorization as middle- or low-income.

The Fund may enter into various derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps and foreign currency futures, forwards and options. In particular, the Fund may use certain derivatives, including bond and interest rate futures, options on bonds, options on bond and interest rate futures, interest rate options, interest rate swaps, credit default swaps (on individual securities and/or baskets of securities), other options (including options on credit default swaps and options on currency forwards, futures and swaps), other futures, swaps, forwards, options on swaps, options on forwards and mortgage-backed securities to a significant extent, although the amounts invested in these instruments may change from time to time.

Non-dollar securities may be held on a currency-hedged or -unhedged basis. The Fund may engage (although it may choose not to) in currency exchange transactions to protect against uncertainty in the level of future exchange rates or to enhance returns. The Fund may also engage in short sales or may otherwise hold short positions. The

Western Asset Macro Opportunities Fund 2017 Annual Report	1

Fund overview (cont’d)

derivatives used by the Fund may represent a form of investment leverage in that the potential exposure of the Fund may exceed its net assets.

Although the Fund may invest in securities of any maturity, the Fund will normally maintain a dollar-weighted average effective durationiii (including futures positions), as estimated by the Fund’s subadvisers, within the range of -5 to 10 years. The Fund may invest in debt and fixed income securities of any credit quality, including securities that are in default.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Most spread sectors (non-Treasuries) posted positive returns, but generated mixed results versus equal-durationiv Treasuries over the twelve-month reporting period ended October 31, 2017. The fixed income market was impacted by a number of factors during the reporting period, including shifting expectations for economic growth, uncertainties related to future Federal Reserve Board (the “Fed”)v monetary policy and several geopolitical issues.

Both short-term and longer-term Treasury yields moved higher during the reporting period as a whole. The yield for the two-year Treasury note began the reporting period at 0.86% and ended the period at 1.60%. The low for the period of 0.80% occurred on November 4, 2016 and the peak of 1.63% took place on October 26, 2017. The yield for the ten-year Treasury began the reporting period at 1.84% and ended the period at 2.38%. Their low for the period of 1.79% occurred on November 4, 2016 and their peak of 2.60% took place on both December 15 and December 16, 2016.

All told, the Bloomberg Barclays U.S. Aggregate Indexvi returned 0.90% during the reporting period. Global high-yield bonds and emerging market debt generated stronger results. Over the reporting period, the Bloomberg Barclays Global High Yield Index (USD hedged)vii returned 10.04% and the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)viii returned 5.89%.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We increased our allocation to emerging market debt, largely in Mexico and Brazil. While emerging market yields have declined, inflation in select emerging market countries have gone down even more. As such, emerging market real yields remain more attractive than their developed market counterparts. Given our expectation for modest global growth, we favored investment-grade credit over high-yield credit. In addition, given their strong results this year, high-yield credit valuations have become less attractive. As such, we tactically increased our exposure to investment-grade corporate bonds and reduced our allocation to high-yield corporate bonds. Elsewhere, within the currency market, we opportunistically reduced the Fund’s short position in the Japanese yen given its strong results. Elsewhere, we opportunistically moved from a long position in the Great British pound to a short as we found it to be less attractive.

The Fund used a number of derivative instruments during the reporting period to implement its portfolio positioning. Eurodollar and Fed funds futures and options, futures and options on U.S., French, German, Italian, UK,

2	Western Asset Macro Opportunities Fund 2017 Annual Report

Japanese, Canadian and Australian Treasuries, options on U.S., German, Italian, Japanese and Australian Treasury futures, as well as interest rate swaps, were used to manage the Fund’s duration and yield curveix positioning. Interest rate derivatives exhibited positive performance and the use of these instruments also enhanced the overall liquidity of the Fund. Currency forwards, futures and options were utilized to manage the Fund’s currency positioning and contributed to performance. Single-name and index (“CDX”, “ITRX” and “CMBX”) credit default swaps and swaptions on CDX were used to tactically manage the Fund’s high-yield and investment grade credit and mortgage-backed bond exposures. They were a small detractor from performance during the reporting period.

Performance review

For the twelve months ended October 31, 2017, Class A shares of Western Asset Macro Opportunities Fund, excluding sales charges, returned 10.44%. The Fund’s unmanaged benchmark, the ICE BofAML USD LIBOR 3-Month Constant Maturity Indexx, returned 1.06% for the same period. The Lipper Alternative Credit Focus Funds Category Average1 returned 4.35% over the same time frame.

Performance Snapshot as of October 31, 2017 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Macro Opportunities Fund[2]:
Class A	6.12%	10.44%
Class A2	6.06%	N/A
Class C	5.82%	9.67%
Class FI	6.12%	10.35%
Class I	6.31%	10.66%
Class IS	6.38%	10.83%
ICE BofAML USD LIBOR 3-Month Constant Maturity Index	0.61%	1.06%
Lipper Alternative Credit Focus Funds Category Average[1]	1.89%	4.35%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2017 including the reinvestment of all distributions, including returns of capital, if any, calculated among the 281 funds for the six-month period and among the 274 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

[2]

Effective June 1, 2017, the Fund changed its security pricing methodology to now use the mean value of the bid and ask prices (of underlying fund holdings) to calculate the NAV. The Fund had a one-time increase to the NAV, which was due to this change in pricing methodology.

Western Asset Macro Opportunities Fund 2017 Annual Report	3

Fund overview (cont’d)

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended October 31, 2017 for Class A, Class A2, Class C, Class FI, Class I and Class IS shares were 2.47%, 2.25%, 1.87%, 2.61%, 2.85% and 2.94%, respectively. Absent current fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class A2 shares would have been -1.81%. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Performance of Class A2 shares for the twelve-month period is not shown because the inception date for this share class was December 14, 2016.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2017 the gross total annual fund operating expense ratios for Class A, Class A2, Class C, Class FI, Class I and Class IS shares were 1.55%, 1.75%, 2.32%, 1.61%, 1.31% and 1.23%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s absolute performance during the reporting period was its duration and yield curve positioning. In particular, we benefited from a flattening of the yield curve in the U.S. Our short duration position in Japan was also a small positive for performance over the reporting period.

Our allocation to emerging markets debt was beneficial as rates in developing countries largely declined during the reporting period. Within the asset class, exposures to rates in Brazil, Argentina and Russia added the most value.

The Fund’s developed market foreign exchange (FX) exposure was also a meaningful contributor to performance. Our short Japanese yen position was the largest contributor within FX as the currency weakened versus the U.S. dollar. The euro strengthened versus the U.S. dollar over the period and this was also a significant contributor as we maintained a long euro position over much of the reporting period.

The Fund’s allocation to investment-grade corporate bonds was additive for results. This was mainly driven by the Fund’s holdings in the Financials sector. Within the high-yield corporate bond market, the Fund’s allocation to financials and pharmaceuticals was the largest contributor to performance.

Q. What were the leading detractors from performance?

A. There were no significant detractors from the Fund’s absolute performance during the reporting period.

Thank you for your investment in Western Asset Macro Opportunities Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

November 20, 2017

4	Western Asset Macro Opportunities Fund 2017 Annual Report

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. High-yield (“junk”) bonds possess greater price volatility, illiquidity and possibility of default. Asset-backed, mortgage-backed or mortgage related securities are subject to prepayment and extension risks. International investments are subject to special risks, including currency fluctuations, as well as social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. The Fund may use derivatives to a significant extent, which could result in substantial losses and greater volatility in the Fund’s net assets. Potential active and frequent trading may result in higher transaction costs and increased investor liability. The use of leverage may increase volatility and the possibility of loss. The manager’s investment style may become out of favor and/or the manager’s selection process may prove incorrect; which may have a negative impact on the Fund’s performance. The Fund is non-diversified and may invest its assets in a limited number of issuers or strategies. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2017 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 15 through 44 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2017 were: Corporate Bonds & Notes (27.4%), Sovereign Bonds (27.1%), U.S. Government & Agency Obligations (26.5%), Collateralized Mortgage Obligations (4.5%) and Non-U.S. Treasury Inflation Protected Securities (3.7%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Macro Opportunities Fund 2017 Annual Report	5

Fund overview (cont’d)

[i]

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ii	The JPMorgan Corporate Emerging Markets Bond Index Broad (“CEMBI Broad”) tracks total returns for U.S. dollar-denominated debt instruments issued by corporate entities in emerging market countries.

iii

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates. Funds that employ leverage calculate effective duration based off of Net Assets.

iv

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

[v]

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

vi

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The Bloomberg Barclays Global High Yield Index provides a broad-based measure of the global high-yield fixed-income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield and Pan European Emerging Markets High-Yield Indices.

viii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ix	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

[x]

The ICE BofAML USD LIBOR 3-Month Constant Maturity Index (formerly known as BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index prior to October 23, 2017) is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The Index, therefore, will always have a constant maturity equal to exactly three months.

6	Western Asset Macro Opportunities Fund 2017 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2017 and October 31, 2016 and does not include derivatives such as written options, futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

Western Asset Macro Opportunities Fund 2017 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2017 and held for the six months ended October 31, 2017.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	6.12%	$1,000.00	$1,061.20	1.56%	$8.10	Class A	5.00%	$1,000.00	$1,017.34	1.56%	$7.93
Class A2	6.06	1,000.00	1,060.60	1.87	9.71	Class A2	5.00	1,000.00	1,015.78	1.87	9.50
Class C	5.82	1,000.00	1,058.20	2.29	11.88	Class C	5.00	1,000.00	1,013.66	2.29	11.62
Class FI	6.12	1,000.00	1,061.20	1.61	8.36	Class FI	5.00	1,000.00	1,017.09	1.61	8.19
Class I	6.31	1,000.00	1,063.10	1.30	6.76	Class I	5.00	1,000.00	1,018.65	1.30	6.61
Class IS	6.38	1,000.00	1,063.80	1.21	6.29	Class IS	5.00	1,000.00	1,019.11	1.21	6.16

8	Western Asset Macro Opportunities Fund 2017 Annual Report

[1]	For the six months ended October 31, 2017.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Western Asset Macro Opportunities Fund 2017 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A‡	Class A2†‡	Class C‡	Class FI‡	Class I‡	Class IS‡
Twelve Months Ended 10/31/17	10.44%	N/A	9.67%	10.35%	10.66%	10.83%
Inception* through 10/31/17	7.92	13.41%	7.13	7.86	8.16	8.26

With sales charges[2]	Class A‡	Class A2†‡	Class C‡	Class FI‡	Class I‡	Class IS‡
Twelve Months Ended 10/31/17	5.77%	N/A	8.67%	10.35%	10.66%	10.83%
Inception* through 10/31/17	6.81	8.58%	7.13	7.86	8.16	8.26

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 8/30/13 through 10/31/17)	37.42%
Class A2 (Inception date of 12/14/16 through 10/31/17)	13.41
Class C (Inception date of 8/30/13 through 10/31/17)	33.31
Class FI (Inception date of 8/30/13 through 10/31/17)	37.10
Class I (Inception date of 8/30/13 through 10/31/17)	38.70
Class IS (Inception date of 8/30/13 through 10/31/17)	39.26

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Not annualized.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares and Class A2 shares each reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, C, FI, I and IS shares is August 30, 2013. Inception date for Class A2 shares is December 14, 2016.

‡	Effective June 1, 2017, the Fund changed its security pricing methodology to now use the mean value of the bid and ask prices (of underlying fund holdings) to calculate the NAV. The Fund had a one-time increase to the NAV, which was due to this change in pricing methodology.

10	Western Asset Macro Opportunities Fund 2017 Annual Report

Historical performance

Value of $10,000 invested in

Class A, C and FI Shares of Western Asset Macro Opportunities Fund vs. ICE BofAML USD LIBOR 3-Month Constant Maturity Index† — August 30, 2013 - October 2017

Value of $1,000,000 invested in

Class I and IS Shares of Western Asset Macro Opportunities Fund vs. ICE BofAML USD LIBOR 3-Month Constant Maturity Index† — August 30, 2013 - October 2017

Western Asset Macro Opportunities Fund 2017 Annual Report	11

Fund performance (unaudited) (cont’d)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, C and FI shares and $1,000,000 invested in Class I and IS shares of Western Asset Macro Opportunities Fund on August 30, 2013 (inception date), assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2017. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the ICE BofAML USD LIBOR 3-Month Constant Maturity Index. The ICE BofAML USD LIBOR 3-Month Constant Maturity Index (known as BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index prior to October 23, 2017) is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The index, therefore, will always have a constant maturity equal to exactly three months. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class A, C, FI, I and IS shares’ performance indicated on these charts depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

12	Western Asset Macro Opportunities Fund 2017 Annual Report

Spread duration (unaudited)

Economic exposure — October 31, 2017

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— ICE BofAML USD LIBOR 3-Month Constant Maturity Index*
ABS	— Asset-Backed Securities
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WAMO	— Western Asset Macro Opportunities Fund

*	Prior to October 23, 2017, known as BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index.

Western Asset Macro Opportunities Fund 2017 Annual Report	13

Effective duration (unaudited)

Interest rate exposure — October 31, 2017

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— ICE BofAML USD LIBOR 3-Month Constant Maturity Index*
ABS	— Asset-Backed Securities
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WAMO	— Western Asset Macro Opportunities Fund

*	Prior to October 23, 2017, known as BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index.

14	Western Asset Macro Opportunities Fund 2017 Annual Report

Schedule of investments

October 31, 2017

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 27.4%
Consumer Discretionary — 2.2%
Auto Components — 0.1%
Goodyear Tire & Rubber Co., Senior Bonds	5.125%	11/15/23	160,000	$165,200
Goodyear Tire & Rubber Co., Senior Notes	5.000%	5/31/26	420,000	432,075
IHO Verwaltungs GmbH, Senior Secured Bonds (4.125% Cash or 4.875% PIK)	4.125%	9/15/21	420,000	429,450	(a)(b)
IHO Verwaltungs GmbH, Senior Secured Bonds (4.750% Cash or 5.500% PIK)	4.750%	9/15/26	420,000	429,450	(a)(b)
Total Auto Components				1,456,175
Diversified Consumer Services — 0.1%
Wesleyan University, Bonds	4.781%	7/1/2116	680,000	715,811
Hotels, Restaurants & Leisure — 0.1%
1011778 BC ULC/New Red Finance Inc., Secured Notes	5.000%	10/15/25	650,000	665,438	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.875%	4/1/27	820,000	863,050
Total Hotels, Restaurants & Leisure				1,528,488
Household Durables — 0.1%
PulteGroup Inc., Senior Notes	6.375%	5/15/33	320,000	353,600
Shea Homes LP/Shea Homes Funding Corp., Senior Notes	5.875%	4/1/23	190,000	198,075	(a)
Shea Homes LP/Shea Homes Funding Corp., Senior Notes	6.125%	4/1/25	300,000	313,500	(a)
Total Household Durables				865,175
Internet & Direct Marketing Retail — 1.1%
Amazon.com Inc., Senior Notes	4.950%	12/5/44	350,000	412,014
Amazon.com Inc., Senior Notes	4.050%	8/22/47	6,100,000	6,285,641	(a)
Amazon.com Inc., Senior Notes	4.250%	8/22/57	8,520,000	8,992,073	(a)
Netflix Inc., Senior Bonds	5.500%	2/15/22	320,000	344,400
Netflix Inc., Senior Bonds	5.875%	2/15/25	530,000	573,513
Total Internet & Direct Marketing Retail				16,607,641
Media — 0.6%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.375%	5/1/25	290,000	301,600	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	290,000	293,625	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.200%	3/15/28	1,050,000	1,041,412	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.834%	10/23/55	3,280,000	3,955,886
DISH DBS Corp., Senior Notes	5.875%	11/15/24	710,000	711,775
Myriad International Holdings BV, Senior Notes	4.850%	7/6/27	1,850,000	1,903,602	(a)
Time Warner Cable LLC, Debentures	7.300%	7/1/38	190,000	238,768
Virgin Media Secured Finance PLC, Senior Secured Bonds	5.250%	1/15/26	300,000	312,435	(a)
Total Media				8,759,103

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2017 Annual Report	15

Schedule of investments (cont’d)

October 31, 2017

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Multiline Retail — 0.1%
Dollar Tree Inc., Senior Notes	5.750%	3/1/23	1,140,000		$1,201,275
Total Consumer Discretionary					31,133,668
Consumer Staples — 1.0%
Beverages — 0.4%
Anheuser-Busch InBev Finance Inc., Senior Notes	3.650%	2/1/26	2,770,000		2,863,253
Anheuser-Busch InBev Finance Inc., Senior Notes	4.900%	2/1/46	310,000		350,014
Constellation Brands Inc., Senior Notes	4.750%	11/15/24	160,000		176,236
Cott Holdings Inc., Senior Notes	5.500%	4/1/25	390,000		403,163	(a)
Pernod-Ricard SA, Senior Notes	5.500%	1/15/42	920,000		1,110,341	(a)
Total Beverages					4,903,007
Food Products — 0.3%
Fonterra Cooperative Group Ltd., Senior Notes	3.600%	1/29/19	1,000,000	CNY	149,757	(c)
Kraft Heinz Foods Co., Senior Notes	4.125%	7/1/27	2,140,000	GBP	3,134,216	(c)
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	510,000		558,213
Lamb Weston Holdings Inc., Senior Notes	4.875%	11/1/26	320,000		337,200	(a)
Total Food Products					4,179,386
Tobacco — 0.3%
BAT Capital Corp., Senior Notes	3.557%	8/15/27	2,020,000		2,029,080	(a)
BAT Capital Corp., Senior Notes	4.540%	8/15/47	1,890,000		1,953,265	(a)
Reynolds American Inc., Senior Notes	6.150%	9/15/43	200,000		254,873
Total Tobacco					4,237,218
Total Consumer Staples					13,319,611
Energy — 5.5%
Energy Equipment & Services — 0.3%
Ensco PLC, Senior Notes	8.000%	1/31/24	288,000		286,560
Halliburton Co., Senior Bonds	3.800%	11/15/25	970,000		1,007,500
Halliburton Co., Senior Notes	4.850%	11/15/35	1,250,000		1,383,644
KCA Deutag UK Finance PLC, Senior Secured Notes	9.875%	4/1/22	1,160,000		1,219,450	(a)
Total Energy Equipment & Services					3,897,154
Oil, Gas & Consumable Fuels — 5.2%
Anadarko Petroleum Corp., Senior Notes	3.450%	7/15/24	490,000		489,063
Anadarko Petroleum Corp., Senior Notes	5.550%	3/15/26	670,000		755,102
Anadarko Petroleum Corp., Senior Notes	4.500%	7/15/44	630,000		617,585
Apache Corp., Senior Notes	5.100%	9/1/40	2,480,000		2,656,613
Apache Corp., Senior Notes	4.750%	4/15/43	1,720,000		1,761,056
Berry Petroleum Co. Escrow	—	—	440,000		0	*(d)(e)(f)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	1,170,000		1,225,575	(a)

See Notes to Financial Statements.

16	Western Asset Macro Opportunities Fund 2017 Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Cheniere Corpus Christi Holdings LLC, Senior Secured Notes	5.125%	6/30/27	380,000	$392,825	(a)
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	130,000	131,950
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	1,040,000	954,200
DCP Midstream Operating LP, Senior Notes	6.450%	11/3/36	140,000	148,750	(a)
DCP Midstream Operating LP, Senior Notes	6.750%	9/15/37	760,000	820,800	(a)
Devon Energy Corp., Senior Notes	5.850%	12/15/25	1,950,000	2,253,193
Devon Energy Corp., Senior Notes	5.600%	7/15/41	30,000	33,841
Devon Energy Corp., Senior Notes	5.000%	6/15/45	540,000	576,621
Ecopetrol SA, Senior Bonds	4.125%	1/16/25	2,600,000	2,620,800
Ecopetrol SA, Senior Notes	5.875%	9/18/23	2,310,000	2,610,300
Ecopetrol SA, Senior Notes	5.375%	6/26/26	2,470,000	2,646,111
Ecopetrol SA, Senior Notes	5.875%	5/28/45	1,902,000	1,892,490
EP Energy LLC/Everest Acquisition Finance Inc., Secured Notes	8.000%	2/15/25	670,000	499,150	(a)
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	6.375%	6/15/23	1,090,000	654,000
Exxon Mobil Corp., Senior Notes	4.114%	3/1/46	1,210,000	1,321,133
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	6.750%	8/1/22	950,000	985,625
Kerr-McGee Corp., Notes	6.950%	7/1/24	1,040,000	1,239,181
Kinder Morgan Energy Partners LP, Senior Notes	3.500%	9/1/23	540,000	549,277
Kinder Morgan Energy Partners LP, Senior Notes	4.250%	9/1/24	540,000	564,213
Kinder Morgan Inc., Senior Notes	5.300%	12/1/34	390,000	419,177
Laredo Petroleum Inc., Senior Notes	7.375%	5/1/22	340,000	354,238
Magnum Hunter Resources Corp. Escrow	—	—	1,610,000	0	*(d)(e)(f)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	460,000	423,200	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	190,000	173,375	(a)
MPLX LP, Senior Notes	4.875%	12/1/24	1,060,000	1,154,494
MPLX LP, Senior Notes	4.875%	6/1/25	500,000	542,383
Oasis Petroleum Inc., Senior Notes	6.875%	3/15/22	610,000	628,300
Occidental Petroleum Corp., Senior Notes	4.625%	6/15/45	550,000	611,601
Occidental Petroleum Corp., Senior Notes	4.400%	4/15/46	130,000	140,813
Occidental Petroleum Corp., Senior Notes	4.100%	2/15/47	790,000	825,239
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	2,450,000	2,725,625
Petrobras Global Finance BV, Senior Notes	5.999%	1/27/28	4,230,000	4,288,162	(a)
Petrobras Global Finance BV, Senior Notes	6.750%	1/27/41	1,150,000	1,161,500
Petrobras Global Finance BV, Senior Notes	5.625%	5/20/43	2,680,000	2,419,370
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	2,610,000	2,508,862
Petroleos Mexicanos, Senior Notes	6.375%	1/23/45	3,050,000	3,041,582
QEP Resources Inc., Senior Notes	5.250%	5/1/23	370,000	367,225

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2017 Annual Report	17

Schedule of investments (cont’d)

October 31, 2017

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Range Resources Corp., Senior Notes	5.875%	7/1/22	280,000		$288,400
Range Resources Corp., Senior Notes	5.000%	3/15/23	200,000		198,996
Range Resources Corp., Senior Notes	4.875%	5/15/25	590,000		572,300
Rice Energy Inc., Senior Notes	6.250%	5/1/22	850,000		890,503
Rice Energy Inc., Senior Notes	7.250%	5/1/23	110,000		118,548
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	1,180,000		1,321,600	(a)
RSP Permian Inc., Senior Notes	6.625%	10/1/22	190,000		200,213
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	2,005,000		1,874,675
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	6,780,000		5,695,200
Schlumberger Holdings Corp., Senior Notes	4.000%	12/21/25	2,170,000		2,289,807	(a)
Shelf Drilling Holdings Ltd., Secured Notes	9.500%	11/2/20	398,618		406,590	(a)
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Senior Notes	5.500%	8/15/22	320,000		325,600
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.250%	11/15/23	1,770,000		1,770,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.750%	3/15/24	820,000		884,575
Teine Energy Ltd., Senior Notes	6.875%	9/30/22	1,175,000		1,207,313	(a)
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	7.850%	2/1/26	1,350,000		1,744,642
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	1,140,000		1,507,650
WPX Energy Inc., Senior Notes	8.250%	8/1/23	1,210,000		1,368,812
Total Oil, Gas & Consumable Fuels					72,850,024
Total Energy					76,747,178
Financials — 13.5%
Banks — 11.7%
ABN AMRO Bank NV, Junior Subordinated Bonds (5.750% to 9/22/20 then EUR 5 year Swap Rate + 5.452%)	5.750%	9/22/20	4,500,000	EUR	5,815,362	(c)(g)(h)
BAC Capital Trust XIV, Junior Subordinated Notes (the greater of 3 mo. USD LIBOR + 0.400% or 4.000%)	4.000%	11/16/17	1,400,000		1,254,750	(g)(h)
Banco Bilbao Vizcaya Argentaria SA, Junior Subordinated Bonds (9.000% to 5/9/18 then USD 5 year Swap Rate + 8.262%)	9.000%	5/9/18	1,800,000		1,863,297	(c)(g)(h)
Banco Bilbao Vizcaya Argentaria SA, Junior Subordinated Bonds (8.8750% to 4/14/21 then EUR 5 year Swap Rate + 9.177%)	8.875%	4/14/21	2,400,000	EUR	3,362,885	(c)(g)(h)
Banco Mercantil De Norte, Junior Subordinated Notes (6.875% to 7/6/22 then 5 year Treasury Constant Maturity Rate + 5.035%)	6.875%	7/6/22	830,000		873,575	(a)(g)(h)
Banco Mercantil De Norte, Junior Subordinated Notes (7.625 to 1/6/28 then 10 year Treasury Constant Maturity Rate + 5.353%)	7.625%	1/10/28	1,830,000		1,994,700	(a)(g)(h)
Banco Santander SA, Junior Subordinated Bonds (6.375% to 5/19/19 then USD 5 year Swap Rate + 4.788%)	6.375%	5/19/19	2,000,000		2,084,600	(c)(g)(h)
Bank of America Corp., Junior Subordinated Bonds (6.100% to 3/17/25 then 3 mo. USD LIBOR + 3.898%)	6.100%	3/17/25	3,290,000		3,676,575	(g)(h)

See Notes to Financial Statements.

18	Western Asset Macro Opportunities Fund 2017 Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Banks — continued
Bank of America Corp., Junior Subordinated Notes (6.250% to 9/5/24 then 3 mo. USD LIBOR + 3.705%)	6.250%	9/5/24	3,400,000		$3,791,000	(g)(h)
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	6,170,000		6,485,454
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	410,000		471,756
Barclays PLC, Junior Bonds (8.000% to 12/15/20 then EUR 5 year Swap Rate + 6.750%)	8.000%	12/15/20	4,300,000	EUR	5,816,530	(g)(h)
BNP Paribas SA, Junior Subordinated Bonds (6.125% to 6/17/22 then EUR 5 year Swap Rate + 5.230%)	6.125%	6/17/22	2,424,000	EUR	3,305,371	(c)(g)(h)
BNP Paribas SA, Junior Subordinated Notes (7.625% to 3/30/21 then USD 5 year Swap Rate + 6.314%)	7.625%	3/30/21	1,320,000		1,483,350	(a)(g)(h)
BNP Paribas SA, Junior Subordinated Notes (7.375 to 8/19/25 then USD 5 year Swap Rate + 5.150%)	7.375%	8/19/25	690,000		797,813	(a)(g)(h)
BPCE SA, Subordinated Notes (2.750% to 11/30/22 then EUR 5 year Swap Rate + 2.370%)	2.750%	11/30/27	4,500,000	EUR	5,684,358	(c)(g)
Citigroup Inc., Junior Subordinated Bonds (5.350% to 5/15/23 then 3 mo. USD LIBOR + 3.466%)	5.350%	5/15/23	1,910,000		2,000,725	(g)(h)
Citigroup Inc., Junior Subordinated Bonds (6.300% to 5/15/24 then 3 mo. USD LIBOR + 3.423%)	6.300%	5/15/24	1,720,000		1,871,859	(g)(h)
Citigroup Inc., Junior Subordinated Bonds (5.950% to 5/15/25 then 3 mo. USD LIBOR + 3.905%)	5.950%	5/15/25	11,210,000		12,278,986	(g)(h)
Citigroup Inc., Senior Notes	8.125%	7/15/39	791,000		1,246,402
Citigroup Inc., Senior Notes	4.650%	7/30/45	825,000		920,327
Citigroup Inc., Subordinated Notes	4.600%	3/9/26	1,910,000		2,039,316
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	1,590,000		1,679,890
Citigroup Inc., Subordinated Notes	4.125%	7/25/28	1,870,000		1,930,604
Citigroup Inc., Subordinated Notes	5.300%	5/6/44	1,820,000		2,142,465
Compass Bank, Subordinated Notes	3.875%	4/10/25	490,000		491,355
Credit Agricole SA, Junior Subordinated Bonds (6.500% to 6/23/21 then EUR 5 year Swap Rate + 5.120%)	6.500%	6/23/21	2,270,000	EUR	3,061,084	(c)(g)(h)
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year Swap Rate + 6.185%)	8.125%	12/23/25	1,030,000		1,241,755	(a)(g)(h)
Danske Bank A/S, Junior Subordinated Notes (5.875% to 4/6/22 then EUR 5 year Swap Rate + 5.471%)	5.875%	4/6/22	4,220,000	EUR	5,619,087	(c)(g)(h)
HSBC Holdings PLC, Junior Subordinated Bonds (6.375% to 9/17/24 then USD 5 year ICE Swap Rate + 3.705%)	6.375%	9/17/24	570,000		620,588	(g)(h)
HSBC Holdings PLC, Junior Subordinated Bonds (6.375% to 3/30/25 then USD 5 year ICE Swap Rate + 4.368%)	6.375%	3/30/25	860,000		942,775	(g)(h)
HSBC Holdings PLC, Senior Notes	4.300%	3/8/26	650,000		697,961
HSBC Holdings PLC, Subordinated Notes	4.250%	8/18/25	590,000		616,525
ING Groep NV, Subordinated Notes (2.500% to 2/15/24 then EUR 5 year Swap Rate + 2.150%)	2.500%	2/15/29	4,400,000	EUR	5,493,414	(c)(g)
Intesa Sanpaolo SpA, Junior Subordinated Notes (7.000% to 1/19/21 then EUR 5 year Swap Rate + 6.884%)	7.000%	1/19/21	5,527,000	EUR	7,177,181	(c)(g)(h)

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2017 Annual Report	19

Schedule of investments (cont’d)

October 31, 2017

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Banks — continued
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	200,000		$204,946	(a)
Intesa Sanpaolo SpA, Subordinated Notes	5.710%	1/15/26	410,000		436,507	(a)
KBC Group NV, Subordinated Notes (EUR 5 year Swap Annual + 1.500%)	1.875%	3/11/27	2,600,000	EUR	3,143,575	(c)(g)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes (8.625% to 8/15/21 then USD 5 year Swap Rate + 7.598%)	8.625%	8/15/21	1,430,000		1,622,907	(g)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.125%	12/15/22	1,370,000		1,525,534
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	1,080,000		1,204,066
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	400,000		446,251
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	11,480,000		12,300,970
Santander UK Group Holdings PLC, Subordinated Notes	4.750%	9/15/25	680,000		713,662	(a)
Societe Generale SA, Subordinated Bonds (2.500% to 9/16/21 then EUR 5 year Swap Rate + 1.830%)	2.500%	9/16/26	4,500,000	EUR	5,582,022	(c)(g)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	1,200,000		1,424,592	(a)
UniCredit SpA, Junior Subordinated Bonds (6.625% to 6/3/23 then EUR 5 year Swap Rate + 6.387%)	6.625%	6/3/23	7,790,000	EUR	10,070,976	(c)(g)(h)
Wachovia Capital Trust III, Junior Subordinated Bonds (3 mo. USD LIBOR + 0.930%, 5.570% floor)	5.570%	12/1/17	13,597,000		13,664,985	(g)(h)
Wells Fargo & Co., Junior Subordinated Bonds (5.875% to 6/15/25 then 3 mo. USD LIBOR + 3.990%)	5.875%	6/15/25	847,000		948,005	(g)(h)
Wells Fargo & Co., Senior Notes	3.550%	9/29/25	2,290,000		2,352,826
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	4,960,000		5,245,050
Wells Fargo & Co., Subordinated Notes	4.400%	6/14/46	1,420,000		1,469,134
Total Banks					163,189,683
Capital Markets — 1.1%
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.875%	5/15/45	3,130,000		3,527,896
Goldman Sachs Capital II, Junior Subordinated Bonds (3 mo. USD LIBOR + 0.768% , min. coupon 4.000%)	4.000%	12/1/17	149,000		132,366	(g)(h)
Goldman Sachs Capital III, Junior Subordinated Bonds (3 mo. USD LIBOR + 0.770%, 4.000% floor)	4.000%	12/1/17	96,000		86,160	(g)(h)
Goldman Sachs Group Inc., Senior Bonds	4.750%	10/21/45	570,000		637,332
Goldman Sachs Group Inc., Subordinated Notes	4.250%	10/21/25	610,000		637,499
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	1,700,000		2,248,443
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	4,590,000		5,239,530
UBS Group AG, Junior Subordinated Bonds (5.750% to 2/19/22 then EUR 5 year Swap Rate + 5.287%)	5.750%	2/19/22	2,080,000	EUR	2,823,414	(c)(g)(h)
Total Capital Markets					15,332,640
Consumer Finance — 0.1%
Ally Financial Inc., Senior Notes	8.000%	11/1/31	240,000		318,600
Navient Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	960,000		998,400
Total Consumer Finance					1,317,000

See Notes to Financial Statements.

20	Western Asset Macro Opportunities Fund 2017 Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — 0.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Bonds	4.625%	7/1/22	333,000	$357,805
DAE Funding LLC, Senior Notes	4.500%	8/1/22	194,000	197,153	(a)
DAE Funding LLC, Senior Notes	5.000%	8/1/24	200,000	204,750	(a)
ILFC E-Capital Trust I, Junior Subordinated Notes (Highest of 3 mo. USD LIBOR , 10 year Constant Maturity and 30 year Constant Maturity + 1.550%, Max = 12.950%)	4.360%	12/21/65	740,000	715,950	(a)(g)
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	640,000	723,713
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	342,000	356,962	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	600,000	624,000	(a)
Toll Road Investors Partnership II LP, Senior Bonds	0.000%	2/15/38	200,000	60,059	(a)
Toll Road Investors Partnership II LP, Senior Notes	0.000%	2/15/24	1,020,000	724,577	(a)
Total Diversified Financial Services				3,964,969
Insurance — 0.3%
Chubb INA Holdings Inc., Senior Notes	4.350%	11/3/45	1,060,000	1,176,923
Teachers Insurance & Annuity Association of America, Subordinated Notes	4.900%	9/15/44	2,670,000	3,040,033	(a)
Total Insurance				4,216,956
Thrifts & Mortgage Finance — 0.0%
Quicken Loans Inc., Senior Notes	5.750%	5/1/25	620,000	660,300	(a)
Total Financials				188,681,548
Health Care — 2.3%
Health Care Equipment & Supplies — 0.4%
Becton, Dickinson & Co., Senior Notes	3.700%	6/6/27	3,520,000	3,552,845
DJO Finance LLC/DJO Finance Corp., Secured Notes	10.750%	4/15/20	1,420,000	1,256,700
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	1,170,000	1,123,200	(a)
Total Health Care Equipment & Supplies				5,932,745
Health Care Providers & Services — 0.4%
Cardinal Health Inc., Senior Notes	3.410%	6/15/27	990,000	981,114
Catholic Health Initiatives, Secured Bonds	4.350%	11/1/42	1,570,000	1,470,510
Centene Corp., Senior Notes	4.750%	5/15/22	290,000	305,225
Centene Corp., Senior Notes	6.125%	2/15/24	180,000	193,950
Centene Corp., Senior Notes	4.750%	1/15/25	610,000	631,350
DaVita Inc., Senior Notes	5.000%	5/1/25	270,000	266,625
Dignity Health, Secured Bonds	5.267%	11/1/64	760,000	788,819
HCA Inc., Senior Bonds	5.375%	2/1/25	340,000	351,475
HCA Inc., Senior Secured Bonds	4.500%	2/15/27	240,000	242,700
HCA Inc., Senior Secured Notes	5.250%	6/15/26	80,000	85,300

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2017 Annual Report	21

Schedule of investments (cont’d)

October 31, 2017

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	400,000	$407,000
Total Health Care Providers & Services				5,724,068
Pharmaceuticals — 1.5%
Actavis Funding SCS, Senior Notes	4.550%	3/15/35	70,000	73,833
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.800%	7/21/23	70,000	64,488
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	3.150%	10/1/26	530,000	469,700
Valeant Pharmaceuticals International Inc., Senior Notes	5.375%	3/15/20	570,000	562,875	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.000%	10/1/20	1,040,000	1,053,000	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.375%	10/15/20	870,000	866,737	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.500%	7/15/21	2,270,000	2,238,787	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.500%	3/1/23	1,440,000	1,213,200	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.875%	5/15/23	2,920,000	2,474,700	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.125%	4/15/25	11,160,000	9,416,250	(a)
Valeant Pharmaceuticals International Inc., Senior Secured Notes	6.500%	3/15/22	240,000	255,000	(a)
Valeant Pharmaceuticals International Inc., Senior Secured Notes	7.000%	3/15/24	680,000	737,800	(a)
Valeant Pharmaceuticals International Inc., Senior Secured Notes	5.500%	11/1/25	460,000	471,500	(a)
Total Pharmaceuticals				19,897,870
Total Health Care				31,554,683
Industrials — 0.4%
Aerospace & Defense — 0.0%
CBC Ammo LLC/CBC Finco Inc., Senior Notes	7.250%	11/15/21	180,000	183,150	(a)
Air Freight & Logistics — 0.2%
XPO CNW Inc., Senior Bonds	6.700%	5/1/34	360,000	360,000
XPO Logistics Inc., Senior Notes	6.500%	6/15/22	1,930,000	2,032,000	(a)
Total Air Freight & Logistics				2,392,000
Airlines — 0.0%
American Airlines, Pass-Through Trust, Senior Secured Bonds	5.600%	7/15/20	367,871	386,495	(a)
Commercial Services & Supplies — 0.1%
United Rentals North America Inc., Senior Notes	5.750%	11/15/24	410,000	436,137
United Rentals North America Inc., Senior Notes	5.875%	9/15/26	310,000	339,063
Total Commercial Services & Supplies				775,200
Industrial Conglomerates — 0.1%
General Electric Co., Senior Notes	5.875%	1/14/38	870,000	1,121,163
Total Industrials				4,858,008
Information Technology — 0.7%
Communications Equipment — 0.0%
CommScope Technologies LLC, Senior Notes	5.000%	3/15/27	320,000	312,400	(a)

See Notes to Financial Statements.

22	Western Asset Macro Opportunities Fund 2017 Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
IT Services — 0.1%
First Data Corp., Senior Notes	7.000%	12/1/23	70,000	$75,076	(a)
First Data Corp., Senior Secured Notes	5.000%	1/15/24	730,000	761,025	(a)
Total IT Services				836,101
Semiconductors & Semiconductor Equipment — 0.1%
Micron Technology Inc., Senior Notes	5.250%	8/1/23	1,640,000	1,724,624	(a)
Software — 0.2%
Microsoft Corp., Senior Notes	3.300%	2/6/27	1,790,000	1,854,345
Microsoft Corp., Senior Notes	3.700%	8/8/46	800,000	805,313
Total Software				2,659,658
Technology Hardware, Storage & Peripherals — 0.3%
Dell International LLC/EMC Corp., Senior Secured Notes	3.480%	6/1/19	2,510,000	2,556,001	(a)
Dell International LLC/EMC Corp., Senior Secured Notes	4.420%	6/15/21	2,080,000	2,188,923	(a)
Total Technology Hardware, Storage & Peripherals				4,744,924
Total Information Technology				10,277,707
Materials — 0.5%
Chemicals — 0.0%
Westlake Chemical Corp., Senior Notes	4.625%	2/15/21	350,000	362,250
Containers & Packaging — 0.1%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.000%	2/15/25	250,000	265,937	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	4.625%	5/15/23	480,000	495,000	(a)
Total Containers & Packaging				760,937
Metals & Mining — 0.4%
Anglo American Capital PLC, Senior Notes	3.625%	9/11/24	560,000	563,890	(a)
Anglo American Capital PLC, Senior Notes	4.000%	9/11/27	270,000	270,708	(a)
Arconic Inc., Senior Notes	5.870%	2/23/22	780,000	856,050
BHP Billiton Finance USA Ltd., Subordinated Notes (USD 5 year Swap Rate + 5.093%)	6.750%	10/19/75	2,440,000	2,879,200	(a)(g)
FMG Resources (August 2006) Pty Ltd., Senior Secured Notes	9.750%	3/1/22	510,000	571,200	(a)
Freeport-McMoRan Inc., Senior Notes	2.375%	3/15/18	900,000	902,250
Total Metals & Mining				6,043,298
Total Materials				7,166,485
Telecommunication Services — 0.4%
Diversified Telecommunication Services — 0.2%
CenturyLink Inc., Senior Notes	5.625%	4/1/25	440,000	430,650
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	360,000	348,192
Level 3 Financing Inc., Senior Notes	6.125%	1/15/21	480,000	490,258
Verizon Communications Inc., Senior Notes	4.125%	8/15/46	1,470,000	1,342,616
Total Diversified Telecommunication Services				2,611,716

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2017 Annual Report	23

Schedule of investments (cont’d)

October 31, 2017

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — 0.2%
Altice Financing SA, Senior Secured Notes	6.625%	2/15/23	870,000	$919,242	(a)
CSC Holdings LLC, Senior Notes	8.625%	2/15/19	870,000	934,162
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	80,000	97,200
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	200,000	212,500	(a)
Sprint Corp., Senior Notes	7.625%	2/15/25	650,000	714,188
Total Wireless Telecommunication Services				2,877,292
Total Telecommunication Services				5,489,008
Utilities — 0.9%
Electric Utilities — 0.6%
Enel Finance International Nv, Senior Notes	6.000%	10/7/39	1,680,000	2,064,602	(a)
FirstEnergy Corp., Notes	7.375%	11/15/31	3,150,000	4,232,924
FirstEnergy Corp., Senior Notes	3.900%	7/15/27	1,550,000	1,585,176
Total Electric Utilities				7,882,702
Independent Power and Renewable Electricity Producers — 0.3%
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	4,871,472	4,798,400
Total Utilities				12,681,102
Total Corporate Bonds & Notes (Cost — $355,895,727)				381,908,998
Asset-Backed Securities — 2.5%
Aegis Asset Backed Securities Trust, 2003-3 M2 (1 mo. USD LIBOR + 2.475%)	3.712%	1/25/34	538,481	518,391	(g)
Applebee’s/IHOP Funding LLC, 2014-1 A2	4.277%	9/5/44	3,080,000	3,038,177	(a)
Avis Budget Rental Car Funding AESOP LLC, 2016-1A C	4.940%	6/20/22	3,040,000	3,085,858	(a)
CIT Mortgage Loan Trust, 2007-1 1M1 (1 mo. USD LIBOR + 1.500%)	2.737%	10/25/37	5,190,000	5,040,428	(a)(g)
Community Funding CLO Ltd., 2015-1A A	5.750%	11/1/27	1,790,000	1,794,761	(a)
Conseco Financial Corp., 1996-4 M1	7.750%	6/15/27	4,819,861	4,965,519
Hertz Vehicle Financing LLC, 2016-4A C	5.060%	7/25/22	2,950,000	2,961,984	(a)
Hertz Vehicle Financing LLC, 2017-1A B	3.560%	10/25/21	1,430,000	1,426,786	(a)
Nelnet Student Loan Trust, 2008-3 A4 (3 mo. USD LIBOR + 1.650%)	2.967%	11/25/24	1,918,722	1,953,060	(g)
Park Place Securities Inc., Pass -Through Certificates, 2005-WHQ4 M2 (1 mo. USD LIBOR + 0.490%)	1.967%	9/25/35	1,160,000	1,157,788	(g)
Receivables Acquisition LLC, 2017-1 A2B	7.226%	9/16/19	3,949,870	3,954,807	(e)(f)
Residential Asset Mortgage Products Inc., 2006-RZ3 M1 (1 mo. USD LIBOR + 0.350%)	1.587%	8/25/36	2,160,000	2,039,893	(g)
SLM Student Loan Trust, 2006-1 A5 (3 mo. USD LIBOR + 0.110%)	1.477%	7/26/21	2,009,262	1,983,159	(g)
SLM Student Loan Trust, 2008-5 A4 (3 mo. USD LIBOR + 1.700%)	3.067%	7/25/23	1,306,411	1,345,631	(g)
Total Asset-Backed Securities (Cost — $34,180,533)				35,266,242

See Notes to Financial Statements.

24	Western Asset Macro Opportunities Fund 2017 Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations(i) — 4.5%
American Home Mortgage Assets, 2006-6 A1A (1 mo. USD LIBOR + 0.190%)	1.427%	12/25/46	634,337	$531,793	(g)
Banc of America Alternative Loan Trust, 2005-4 CB7, IO (-1.000% * 1 mo. USD LIBOR + 5.100%)	3.863%	5/25/35	684,813	62,782	(g)
Banc of America Commercial Mortgage Trust, 2007-2 AJ	5.681%	4/10/49	497,703	450,466	(g)
Banc of America Funding Corp., 2015-R3 2A2	1.364%	2/27/37	4,155,380	2,731,082	(a)(g)
Bear Stearns ALT-A Trust, 2004-12, Class 1M1 (1 mo. USD LIBOR + 0.930%)	2.167%	1/25/35	2,521,769	2,437,381	(g)
Bear Stearns Commercial Mortgage Securities Trust, 2007-PW18 AJ	6.329%	6/11/50	250,000	249,762	(g)
BX Trust, 2017-IMC E (1 mo. USD LIBOR + 3.250%)	4.500%	10/15/32	4,660,000	4,671,575	(a)(g)
BX Trust, 2017-IMC F (1 mo. USD LIBOR + 4.250%)	5.500%	10/15/32	1,390,000	1,393,453	(a)(g)
Countrywide Alternative Loan Trust, 2005-J04 M2 (1 mo. USD LIBOR + 0.640%)	2.197%	7/25/35	500,000	488,101	(g)
Credit Suisse Mortgage Trust, 2006-C3 AJ	6.278%	6/15/38	225,849	119,991	(g)
Credit Suisse Mortgage Trust, 2014-11R 14A1 (1 mo. USD LIBOR + 0.200%)	1.434%	6/27/46	502,650	497,650	(a)(g)
Credit Suisse Mortgage Trust, 2015-02R 3A2	1.444%	4/27/36	4,060,000	3,216,742	(a)(g)
Credit Suisse Mortgage Trust, 2015-02R 7A2	2.948%	8/27/36	9,318,204	8,178,001	(a)(g)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2014-HQ3 M3 (1 mo. USD LIBOR + 4.750%)	5.987%	10/25/24	460,000	509,078	(g)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2015-HQ2 B (1 mo. USD LIBOR + 7.950%)	9.187%	5/25/25	1,592,242	1,908,730	(g)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-DNA2 B1 (1 mo. USD LIBOR + 5.150%)	6.387%	10/25/29	4,880,000	5,252,056	(g)
Federal National Mortgage Association (FNMA), 2014-M8 SA, IO (-1 x 1 mo. USD LIBOR + 4.914%)	1.625%	5/25/18	1,322,124	5,608	(g)
Federal National Mortgage Association (FNMA) — CAS, 2013-C01 M2 (1 mo. USD LIBOR + 5.250%)	6.487%	10/25/23	1,140,000	1,317,552	(g)
Federal National Mortgage Association (FNMA) — CAS, 2014-C01 M2 (1 mo. USD LIBOR + 4.400%)	5.637%	1/25/24	400,000	450,909	(g)
Federal National Mortgage Association (FNMA) — CAS, 2015-C03 2M2 (1 mo. USD LIBOR + 5.000%)	6.237%	7/25/25	1,755,572	1,920,690	(a)(g)
Federal National Mortgage Association (FNMA) — CAS, 2017-C01 1B1 (1 mo. USD LIBOR + 5.750%)	6.987%	7/25/29	3,400,000	3,845,312	(a)(g)
Federal National Mortgage Association (FNMA) — CAS, 2017-C01 1M2 (1 mo. USD LIBOR + 3.550%)	4.787%	7/25/29	4,590,000	4,889,707	(a)(g)
Federal National Mortgage Association (FNMA) — CAS, 2017-C05 1B1 (1 mo. USD LIBOR + 3.600%)	4.837%	1/25/30	3,880,000	3,713,206	(a)(g)
GE Capital Commercial Mortgage Corp., 2007-C1 AJ	5.677%	12/10/49	120,000	66,281	(g)

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2017 Annual Report	25

Schedule of investments (cont’d)

October 31, 2017

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations(i) — continued
Indymac IMSC Mortgage Loan Trust, 2007-HOA1 A22 (1 mo. USD LIBOR + 0.180%)	1.417%	7/25/47	1,463,361	$1,046,224	(g)
Indymac INDX Mortgage Loan Trust, 2006-AR11 5A1 (12 mo. USD LIBOR + 2.370%)	3.705%	6/25/36	333,136	270,863	(g)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP7 AJ	5.943%	4/17/45	430,000	354,240	(g)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJ	5.411%	5/15/47	1,110,000	791,341
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJS	1.903%	5/15/47	270,000	139,204	(g)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB18 AJ	5.502%	6/12/47	691,000	574,828	(g)
LB-UBS Commercial Mortgage Trust, 2006-C6 AJ	5.452%	9/15/39	962,676	778,560	(g)
LB-UBS Commercial Mortgage Trust, 2007-C7 C	6.389%	9/15/45	270,000	243,306	(g)
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	365,295	305,779	(g)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.147%	9/12/49	170,182	146,960	(g)
Morgan Stanley Capital I Trust, 2006-IQ12 AJ	5.399%	12/15/43	798,642	650,113
Morgan Stanley Re-remic Trust, 2015-R6 1B (1 mo. USD LIBOR + 0.260%)	1.494%	7/26/45	2,252,499	1,073,985	(a)(g)
Residential Asset Securitization Trust, 2005-A15 1A4	5.750%	2/25/36	194,028	194,355
Residential Asset Securitization Trust, 2005-A15 2A11, IO (-1.000% * 1 mo. USD LIBOR + 5.550%)	4.313%	2/25/36	2,278,490	414,142	(g)
Sequoia Mortgage Trust, 2004-3 M1 (1 mo. USD LIBOR + 0.750%)	1.986%	5/20/34	281,268	257,801	(g)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 G	4.898%	5/10/63	310,000	205,680	(a)(g)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 H	4.898%	5/10/63	550,000	272,792	(a)(g)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-4 CB9 (1 mo. USD LIBOR + 0.400%)	1.637%	6/25/35	169,267	142,854	(g)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR17 A1C3 (1 mo. USD LIBOR + 0.480%)	1.717%	12/25/45	3,796,228	2,872,617	(g)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR3 A1B (12 mo. Monthly Treasury Average Index + 1.000%)	1.944%	2/25/46	3,829,941	3,506,510	(g)
Total Collateralized Mortgage Obligations (Cost — $61,847,489)				63,150,062
Mortgage-Backed Securities — 0.1%
FNMA — 0.1%
Federal National Mortgage Association (FNMA) (Cost — $925,313)	3.500%	11/13/47	900,000	925,277	(j)
Municipal Bonds — 0.5%
California — 0.1%
Inland Valley, CA, Development Agency, Successor Agency Tax Allocation Revenue, Taxable, AGM	5.500%	3/1/33	710,000	805,949

See Notes to Financial Statements.

26	Western Asset Macro Opportunities Fund 2017 Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Florida — 0.1%
Sumter Landing, FL, Community Development District Recreational Revenue, Taxable Community Development District	4.172%	10/1/47	790,000		$836,428
Illinois — 0.2%
Chicago, IL, GO, Taxable Project	6.314%	1/1/44	1,050,000		1,123,899
Illinois State, GO	5.100%	6/1/33	2,350,000		2,373,571
Total Illinois					3,497,470
New Jersey — 0.1%
New Jersey State Transportation Trust Fund Authority Revenue, Build America Bonds	6.561%	12/15/40	820,000		1,059,858
Total Municipal Bonds (Cost — $5,739,491)					6,199,705
Non-U.S. Treasury Inflation Protected Securities — 3.7%
Brazil — 0.4%
Federative Republic of Brazil, Notes	6.000%	8/15/50	4,854,000	BRL	5,021,396
Japan — 3.3%
Japanese Government CPI Linked Bond, Senior Bonds	0.100%	3/10/24	1,901,800,000	JPY	17,470,033
Japanese Government CPI Linked Bond, Senior Bonds	0.100%	3/10/25	951,900,000	JPY	8,777,689
Japanese Government CPI Linked Bond, Senior Bonds	0.100%	3/10/26	2,188,546,976	JPY	20,238,839
Total Japan					46,486,561
Total Non-U.S. Treasury Inflation Protected Securities (Cost — $54,798,698)					51,507,957
Senior Loans — 1.9%
Consumer Discretionary — 0.8%
Diversified Consumer Services — 0.1%
Prime Security Services Borrower LLC, 2016 First Lien Term Loan (1 mo. LIBOR + 2.750%)	—	5/2/22	1,010,000		1,020,100	(g)(k)
Hotels, Restaurants & Leisure — 0.3%
1011778 B.C. Unlimited Liability Co., Term Loan B3 (3 mo. LIBOR + 2.250%)	3.492-3.583%	2/16/24	1,010,000		1,011,472	(g)(l)(m)
Caesars Resort Collection LLC, 2017 First Lien Term Loan B	—	9/27/24	252,500		253,857	(k)
Golden Nugget Inc., 2017 Incremental Term Loan (3 mo. LIBOR + 3.250%)	4.554-4.896%	10/4/23	852,102		861,555	(g)(k)(l)(m)
Hilton Worldwide Finance LLC, Term Loan B2 (1 mo. LIBOR + 2.000%)	—	10/25/23	1,010,000		1,017,134	(g)(k)
Scientific Games International Inc., 2017 Term Loan B4 (1 mo. LIBOR + 3.250%)	—	8/14/24	376,312		381,134	(g)(k)
Total Hotels, Restaurants & Leisure					3,525,152

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2017 Annual Report	27

Schedule of investments (cont’d)

October 31, 2017

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — 0.3%
Charter Communications Operating LLC, 2016 Term Loan I Add (1 mo. LIBOR + 2.250%)	—	1/15/24	1,260,000	$1,270,324	(g)(k)
Numericable Group SA, USD Term Loan B12	—	1/5/26	938,000	940,248	(k)
Univision Communications Inc., Term Loan C5 (1 mo. LIBOR + 2.750%)	—	3/15/24	1,010,000	1,006,442	(g)(k)
UPC Financing Partnership, USD Term Loan AR (3 mo. LIBOR + 2.500%)	—	1/15/26	810,000	813,645	(k)
Ziggo Secured Finance Partnership, USD Term Loan E (1 mo. LIBOR + 2.500%)	—	4/15/25	227,250	228,007	(g)(k)
Total Media				4,258,666
Specialty Retail — 0.1%
Michaels Stores Inc., 2016 Term Loan B1 (1 mo. LIBOR + 2.750%)	—	1/30/23	1,345,379	1,347,271	(g)(k)
Staples Inc., 2017 Term Loan B	—	9/12/24	728,056	688,591	(k)
Total Specialty Retail				2,035,862
Total Consumer Discretionary				10,839,780
Consumer Staples — 0.0%
Food Products — 0.0%
Post Holdings Inc., 2017 Series A Incremental Term Loan (1 mo. LIBOR + 2.250%)	—	5/24/24	346,430	348,357	(g)(k)
Health Care — 0.2%
Health Care Providers & Services — 0.1%
Jaguar Holding Co. II, 2017 Term Loan (3 mo. LIBOR + 2.750%)	—	8/18/22	1,010,000	1,016,829	(g)(k)
MPH Acquisition Holdings LLC, 2016 Term Loan B (3 mo. LIBOR + 3.000%)	—	6/7/23	636,000	641,644	(g)(k)
Total Health Care Providers & Services				1,658,473
Health Care Technology — 0.0%
Change Healthcare Holdings Inc., 2017 Term Loan B (1 mo. LIBOR + 2.750%)	—	3/1/24	348,955	351,233	(g)(k)
Pharmaceuticals — 0.1%
Catalent Pharma Solutions Inc., USD Term Loan B1	—	5/20/21	350,000	353,573	(k)
Total Health Care				2,363,279
Industrials — 0.3%
Air Freight & Logistics — 0.1%
Avolon TLB Borrower 1 (Luxembourg) Sarl, Term Loan B2 (1 mo. LIBOR + 2.250%)	—	4/3/22	1,260,000	1,270,305	(g)(k)
XPO Logistics Inc., 2017 Term Loan B (3 mo. LIBOR + 2.250%)	3.599%	11/1/21	574,850	578,804	(g)(k)(l)(m)
Total Air Freight & Logistics				1,849,109

See Notes to Financial Statements.

28	Western Asset Macro Opportunities Fund 2017 Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Airlines — 0.1%
American Airlines Inc., 2016 USD Term Loan B (1 mo. LIBOR + 2.500%)	—	12/14/23	505,000	$506,789	(g)(k)
American Airlines Inc., 2017 Term Loan B (1 mo. LIBOR + 2.000%)	—	6/26/20	505,000	506,664	(g)(k)
Total Airlines				1,013,453
Building Products — 0.0%
Quikrete Holdings Inc., 2016 First Lien Term Loan (1 mo. LIBOR + 2.750%)	—	11/15/23	186,740	187,207	(g)(k)
Professional Services — 0.1%
Trans Union LLC, Term Loan B3 (1 mo. LIBOR + 2.000%)	—	4/10/23	526,000	528,104	(k)
Trading Companies & Distributors — 0.0%
Beacon Roofing Supply Inc., 2017 Term Loan B	—	8/23/24	86,000	86,609	(k)
Total Industrials				3,664,482
Information Technology — 0.2%
IT Services — 0.1%
First Data Corp., 2017 Term Loan (1 mo. LIBOR + 2.500%)	—	4/26/24	1,236,178	1,243,778	(g)(k)
Semiconductors & Semiconductor Equipment — 0.0%
Micron Technology Inc., 2017 Term Loan B	—	4/26/22	550,000	553,953	(k)
ON Semiconductor Corp., 2017 Term Loan B	—	3/31/23	161,600	162,501	(k)
Total Semiconductors & Semiconductor Equipment				716,454
Software — 0.1%
Dell Inc., 2017 First Lien Term Loan	—	9/7/23	1,050,000	1,053,880	(k)
Total Information Technology				3,014,112
Materials — 0.2%
Construction Materials — 0.1%
American Builders & Contractors Supply Co. Inc., 2017 Term Loan B (1 mo. LIBOR + 2.500%)	—	10/31/23	1,010,000	1,017,154	(g)(k)
Containers & Packaging — 0.1%
Berry Plastics Group Inc., Term Loan M (1 mo. LIBOR + 2.250%)	—	10/1/22	945,000	949,135	(g)(k)
Berry Plastics Group Inc., Term Loan N (1 mo. LIBOR + 2.250%)	—	1/19/24	315,000	316,181	(g)(k)
Reynolds Group Holdings Inc., USD 2017 Term Loan (1 mo. LIBOR + 2.750%)	—	2/5/23	641,390	645,721	(g)(k)
Total Containers & Packaging				1,911,037
Total Materials				2,928,191
Real Estate — 0.0%
Equity Real Estate Investment Trusts (REITs) — 0.0%
MGM Growth Properties Operating Partnership LP, 2016 Term Loan B (1 mo. LIBOR + 2.250%)	—	4/25/23	580,750	584,380	(g)(k)
Real Estate Management & Development — 0.0%
CityCenter Holdings LLC, 2017 Term Loan B (1 mo. LIBOR + 2.500%)	—	4/18/24	90,900	91,390	(g)(k)
Total Real Estate				675,770

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2017 Annual Report	29

Schedule of investments (cont’d)

October 31, 2017

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Telecommunication Services — 0.1%
Diversified Telecommunication Services — 0.1%
CenturyLink Inc., 2017 Term Loan B (3 mo. LIBOR + 2.750%)	—	1/31/25	505,000		$498,951	(k)
Level 3 Financing Inc., 2017 Term Loan B (1 mo. LIBOR + 2.250%)	—	2/22/24	1,010,000		1,013,968	(g)(k)
Total Telecommunication Services					1,512,919
Utilities — 0.1%
Independent Power and Renewable Electricity Producers — 0.1%
Energy Future Intermediate Holding Co., LLC, 2017 DIP Term Loan (1 mo. LIBOR + 3.000%)	—	6/30/18	1,010,000		1,016,944	(g)(k)
Total Senior Loans (Cost — $26,375,554)					26,363,834
Sovereign Bonds — 27.1%
Argentina — 2.9%
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	850,000		992,375	(a)
Provincia de Buenos Aires, Senior Notes	7.875%	6/15/27	1,970,000		2,188,670	(a)
Republic of Argentina, Bonds	22.750%	3/5/18	25,820,000	ARS	1,450,670
Republic of Argentina, Bonds (Argentina Central Bank 7 Day Repo Reference Rate)	26.250%	6/21/20	67,680,000	ARS	4,117,780	(g)
Republic of Argentina, Bonds	18.200%	10/3/21	101,310,000	ARS	5,885,788
Republic of Argentina, Senior Bonds	6.875%	4/22/21	2,370,000		2,587,744
Republic of Argentina, Senior Bonds	5.625%	1/26/22	3,450,000		3,631,125
Republic of Argentina, Senior Bonds	16.000%	10/17/23	29,080,000	ARS	1,664,642
Republic of Argentina, Senior Bonds	7.500%	4/22/26	1,870,000		2,117,775
Republic of Argentina, Senior Bonds	15.500%	10/17/26	69,530,000	ARS	4,120,697
Republic of Argentina, Senior Bonds	7.625%	4/22/46	1,040,000		1,167,400
Republic of Argentina, Senior Notes	8.280%	12/31/33	2,874,178		3,368,536
Republic of Argentina, Senior Notes	7.125%	6/28/2117	7,340,000		7,549,190	(a)
Total Argentina					40,842,392
Australia — 1.0%
Australia Government Bond, Senior Bonds	3.000%	3/21/47	19,890,000	AUD	13,993,323	(c)
Brazil — 2.3%
Federative Republic of Brazil, Notes	10.000%	1/1/21	25,203,000	BRL	7,907,746
Federative Republic of Brazil, Notes	10.000%	1/1/23	17,226,000	BRL	5,356,947
Federative Republic of Brazil, Senior Bonds	5.000%	1/27/45	14,720,000		13,658,443
Federative Republic of Brazil, Senior Notes	4.250%	1/7/25	1,730,000		1,758,113
Federative Republic of Brazil, Senior Notes	4.625%	1/13/28	3,400,000		3,380,450
Total Brazil					32,061,699

See Notes to Financial Statements.

30	Western Asset Macro Opportunities Fund 2017 Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
China — 0.7%
China Government Bond, Senior Bonds	4.000%	5/22/24	2,000,000	CNY	$304,377	(c)
China Government Bond, Senior Bonds	3.380%	11/21/24	11,000,000	CNY	1,611,975	(c)
China Government Bond, Senior Bonds	3.390%	5/21/25	9,000,000	CNY	1,317,401	(c)
China Government Bond, Senior Bonds	3.310%	11/30/25	10,500,000	CNY	1,527,264	(c)
China Government Bond, Senior Bonds	3.480%	6/29/27	23,500,000	CNY	3,413,003	(c)
China Government Bond, Senior Bonds	3.600%	6/27/28	2,000,000	CNY	292,602	(c)
China Government Bond, Senior Bonds	4.290%	5/22/29	5,000,000	CNY	767,034	(c)
Total China					9,233,656
Colombia — 0.6%
Republic of Colombia, Senior Bonds	5.625%	2/26/44	7,356,000		8,212,974
Ecuador — 0.6%
Republic of Ecuador, Senior Bonds	10.750%	3/28/22	2,000,000		2,265,000	(a)
Republic of Ecuador, Senior Bonds	9.650%	12/13/26	2,000,000		2,180,000	(a)
Republic of Ecuador, Senior Notes	8.875%	10/23/27	3,480,000		3,569,239	(a)
Total Ecuador					8,014,239
Indonesia — 2.2%
Republic of Indonesia, Senior Bonds	8.375%	9/15/26	3,359,000,000	IDR	272,435
Republic of Indonesia, Senior Bonds	7.000%	5/15/27	306,796,000,000	IDR	23,050,700
Republic of Indonesia, Senior Bonds	8.375%	3/15/34	90,990,000,000	IDR	7,285,909
Total Indonesia					30,609,044
Italy — 5.6%
Italy Buoni Poliennali Del Tesoro, Bonds	2.000%	12/1/25	42,480,000	EUR	51,371,368
Italy Buoni Poliennali Del Tesoro, Bonds	5.000%	9/1/40	8,335,000	EUR	13,205,006	(c)
Italy Buoni Poliennali Del Tesoro, Senior Bonds	3.250%	9/1/46	11,390,000	EUR	14,056,264	(c)
Total Italy					78,632,638
Kuwait — 0.1%
Kuwait International Government Bonds, Senior Notes	3.500%	3/20/27	1,370,000		1,400,791	(a)
Mexico — 5.3%
United Mexican States, Senior Bonds	7.750%	11/23/34	35,420,000	MXN	1,904,395
United Mexican States, Senior Bonds	7.750%	11/13/42	1,116,385,400	MXN	59,506,004
United Mexican States, Senior Bonds	8.000%	11/7/47	241,080,000	MXN	13,216,731
Total Mexico					74,627,130
Russia — 3.3%
Russian Federal Bond, Bonds	7.750%	9/16/26	535,550,000	RUB	9,362,143
Russian Federal Bond, Bonds	8.150%	2/3/27	1,794,642,000	RUB	32,068,485
Russian Federal Bond, Bonds	7.050%	1/19/28	294,309,000	RUB	4,886,571
Total Russia					46,317,199

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2017 Annual Report	31

Schedule of investments (cont’d)

October 31, 2017

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
South Africa — 1.2%
Republic of South Africa, Bonds	10.500%	12/21/26	200,980,000	ZAR	$15,413,359
Republic of South Africa, Bonds	6.500%	2/28/41	23,160,000	ZAR	1,116,568
Total South Africa					16,529,927
United Arab Emirates — 1.0%
Abu Dhabi Government International Bond, Senior Notes	2.500%	10/11/22	10,260,000		10,201,385	(a)
Abu Dhabi Government International Bond, Senior Notes	4.125%	10/11/47	3,270,000		3,245,900	(a)
Total United Arab Emirates					13,447,285
Uruguay — 0.3%
Republic of Uruguay, Senior Bonds	8.500%	3/15/28	65,700,000	UYU	2,288,130	(a)
Republic of Uruguay, Senior Notes	9.875%	6/20/22	53,650,000	UYU	1,963,229	(a)
Total Uruguay					4,251,359
Total Sovereign Bonds (Cost — $383,497,024)					378,173,656
U.S. Government & Agency Obligations — 26.5%
U.S. Government Obligations — 26.5%
U.S. Treasury Bonds	2.875%	5/15/43	220,000		221,233
U.S. Treasury Bonds	3.750%	11/15/43	61,850,000		72,287,188
U.S. Treasury Bonds	3.625%	2/15/44	11,710,000		13,418,013
U.S. Treasury Bonds	2.500%	2/15/45	6,690,000		6,224,836
U.S. Treasury Bonds	3.000%	11/15/45	38,950,000		39,960,266
U.S. Treasury Bonds	2.875%	11/15/46	16,000,000		16,003,437
U.S. Treasury Bonds	3.000%	2/15/47	73,030,300		74,873,174
U.S. Treasury Bonds	3.000%	5/15/47	24,613,000		25,236,497
U.S. Treasury Bonds	2.750%	8/15/47	6,400,000		6,240,625
U.S. Treasury Notes	1.750%	6/30/22	4,400,000		4,354,023
U.S. Treasury Notes	2.125%	7/31/24	23,780,000		23,654,598
U.S. Treasury Notes	1.875%	8/31/24	20,954,000		20,506,272
U.S. Treasury Notes	2.125%	9/30/24	25,310,000		25,153,295
U.S. Treasury Notes	2.250%	10/31/24	19,790,000		19,818,603
U.S. Treasury Notes	2.375%	5/15/27	1,950,000		1,951,219
U.S. Treasury Notes	2.250%	8/15/27	19,560,000		19,347,209
Total U.S. Government & Agency Obligations (Cost — $365,041,845)					369,250,488
U.S. Treasury Inflation Protected Securities — 1.5%
U.S. Treasury Bonds, Inflation Indexed (Cost — $21,348,913)	0.875%	2/15/47	21,509,550		21,252,022

See Notes to Financial Statements.

32	Western Asset Macro Opportunities Fund 2017 Annual Report

Western Asset Macro Opportunities Fund

Security	Rate		Shares	Value
Common Stocks — 0.1%
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
Berry Petroleum Co.			17,672	$128,122	*(e)
Blue Ridge Mountain Resources Inc.			85,639	856,390	*(f)
Total Common Stocks (Cost — $2,104,295)				984,512
Convertible Preferred Stocks — 0.2%
Energy — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
Berry Petroleum Co., (6.000% Cash or 6.000% PIK)	6.000%		19,138	222,479	(b)
Berry Petroleum Co., (6.000% Cash or 6.000% PIK)	6.000%		287	3,336	(b)(n)
Sanchez Energy Corp.	4.875%		99,350	1,620,647
Sanchez Energy Corp.	6.500%		79,850	1,471,636
Total Convertible Preferred Stocks (Cost — $5,034,500)				3,318,098
Preferred Stocks — 0.0%
Financials — 0.0%
Consumer Finance — 0.0%
GMAC Capital Trust I (3 mo. USD LIBOR + 5.785%) (Cost — $398,161)	7.100%		15,225	399,809	(g)

	Expiration Date	Contracts	Notional Amount†
Purchased Options — 0.1%
Exchange-Traded Purchased Options — 0.1%
Euro Bobl Futures, Call @ 133.25 EUR	11/24/17	23	2,300,000	134
Euro Bund Futures, Call @ 172.00 EUR	11/24/17	4,243	424,300,000	49,424
Euro Bund Futures, Call @ 169.50 EUR	11/24/17	113	11,300,000	1,316
Euro Bund Futures, Call @ 171.10 EUR	11/24/17	547	54,700,000	6,372
Euro Bund Futures, Put @ 160.50 EUR	12/22/17	52	5,200,000	22,412
Euro Bund Futures, Put @ 161.00 EUR	11/24/17	363	36,300,000	63,426
Euro Bund Futures, Put @ 161.00 EUR	12/22/17	104	10,400,000	59,361
Euro Bund Futures, Put @ 161.50 EUR	11/24/17	376	37,600,000	96,356
Euro Bund Futures, Put @ 163.00 EUR	11/24/17	78	7,800,000	30,892
Euro Currency Futures, Call @ $1.19	11/3/17	26	3,250,000	162
Japanese Yen Futures, Call @ $88.50	11/3/17	52	65,000	14,300
Japanese Yen Futures, Call @ $89.50	12/8/17	26	32,500	13,650
Japanese Yen Futures, Call @ $90.00	12/8/17	6	7,500	2,400
U.S. Treasury 2-Year Notes Futures, Call @ $108.10	11/24/17	171	342,000	2,672
U.S. Treasury 2-Year Notes Futures, Call @ $108.25	11/24/17	172	344,000	2,688
U.S. Treasury 5-Year Notes Futures, Put @ $114.00	11/24/17	2,015	2,015,000	2,015
U.S. Treasury 5-Year Notes Futures, Put @ $114.25	11/24/17	6,163	6,163,000	48,151

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2017 Annual Report	33

Schedule of investments (cont’d)

October 31, 2017

Western Asset Macro Opportunities Fund

Security		Expiration Date	Contracts	Notional Amount†	Value
Exchange-Traded Purchased Options — continued
U.S. Treasury 5-Year Notes Futures, Put @ $114.50		11/24/17	205	205,000	$1,602
U.S. Treasury 10-Year Notes Futures, Call @ $128.50		11/24/17	29	29,000	453
U.S. Treasury 10-Year Notes Futures, Call @ $128.75		11/24/17	34	34,000	531
U.S. Treasury 10-Year Notes Futures, Call @ $131.00		11/24/17	187	187,000	187
U.S. Treasury 10-Year Notes Futures, Call @ $131.50		11/24/17	1,346	1,346,000	1,346
U.S. Treasury 10-Year Notes Futures, Put @ $121.00		11/24/17	291	291,000	4,547
U.S. Treasury 10-Year Notes Futures, Put @ $124.50		12/22/17	104	104,000	71,500
U.S. Treasury Long-Term Bonds Futures, Put @ $138.00		11/24/17	628	628,000	628
U.S. Treasury Long-Term Bonds Futures, Put @ $139.00		11/24/17	185	185,000	2,891
U.S. Treasury Long-Term Bonds Futures, Put @ $140.00		11/24/17	550	550,000	8,594
U.S. Treasury Long-Term Bonds Futures, Put @ $142.00		11/24/17	882	882,000	13,781
Total Exchange-Traded Purchased Options					521,791

	Counterparty
OTC Purchased Options — 0.0%
Credit default swaption with Bank of America N.A. to buy protection on Markit CDX.NA.HY.29 Index, Call @ $108.00	Bank of America N.A.	1/17/18	21,060,000	21,060,000	81,883
Credit default swaption with Goldman Sachs Group Inc. to buy protection on Markit CDX.NA.IG.29 Index, Call @ $50.00	Goldman Sachs Group Inc.	1/17/18	52,640,000	52,640,000	30,213
U.S. Dollar/Colombian Peso, Put @ 2860.00 COP	Goldman Sachs Group Inc.	12/20/17	21,640,000	21,640,000	15,040
U.S. Dollar/Mexican Peso, Put @ 17.66 MXN	Barclays Bank PLC	12/20/17	22,670,000	22,670,000	7,005
U.S. Dollar/Mexican Peso, Put @ 18.33 MXN	Barclays Bank PLC	1/5/18	10,380,000	10,380,000	28,960
U.S. Dollar/Mexican Peso, Put @ 19.00 MXN	Bank of America N.A.	1/17/18	13,400,000	13,400,000	166,763
U.S. Dollar/Mexican Peso, Put @ 19.00 MXN	Barclays Bank PLC	1/17/18	13,900,000	13,900,000	172,985
Total OTC Purchased Options					502,849
Total Purchased Options (Cost — $2,673,688)					1,024,640
Total Investments before Short-Term Investments (Cost — $1,319,861,231)					1,339,725,300

See Notes to Financial Statements.

34	Western Asset Macro Opportunities Fund 2017 Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Shares	Value
Short-Term Investments — 0.8%
Western Asset Government Cash Management Portfolio LLC (Cost — $10,800,000)	1.100%	10,800,000	$10,800,000	(o)
Total Investments — 96.9% (Cost — $1,330,661,231)			1,350,525,300
Other Assets in Excess of Liabilities — 3.1%			43,538,903
Total Net Assets — 100.0%			$1,394,064,203

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(d)	Value is less than $1.

(e)	Security is valued using significant unobservable inputs (See Note 1).

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(g)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(j)	This security is traded on a to-be-announced (“TBA”) basis. At October 31, 2017, the Fund held TBA securities with a total cost of $925,313.

(k)	All or a portion of this loan is unfunded as of October 31, 2017.

(l)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(m)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(n)	Restricted security (See Note 6).

(o)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control. At October 31, 2017, the total market value of investments in Affiliated Companies was $10,800,000 and the cost was $10,800,000 (See Note 10).

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2017 Annual Report	35

Schedule of investments (cont’d)

October 31, 2017

Western Asset Macro Opportunities Fund

Abbreviations used in this schedule:
AGM	— Assured Guaranty Municipal Corp.
ARS	— Argentine Peso
AUD	— Australian Dollar
BRL	— Brazilian Real
CLO	— Collateral Loan Obligation
CNY	— Chinese Yuan Renminbi
COP	— Colombian Peso
DIP	— Debtor-in-Possession
EUR	— Euro
GBP	— British Pound
GO	— General Obligation
IDR	— Indonesian Rupiah
IO	— Interest Only
JPY	— Japanese Yen
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
RUB	— Russian Ruble
UYU	— Uruguayan Peso
ZAR	— South African Rand

Schedule of OTC Written Options
Security	Counterparty	Expiration Date	Strike Price		Contracts	Notional Amount	Value
Credit default swaption with Goldman Sachs Group Inc. to sell protection on Markit CDX.NA.IG.29 Index, Put	Goldman Sachs Group Inc.	1/17/18	$90.00		52,640,000	$52,640,000	$14,332
Credit default swaption with Bank of America N.A. to sell protection on Markit CDX.NA.HY.29 Index, Put	Bank of America N.A.	1/17/18	103.00		21,060,000	21,060,000	41,064
U.S. Dollar/Colombian Peso, Call	Goldman Sachs Group Inc.	12/20/17	2,990.00	COP	21,640,000	21,640,000	611,330
U.S. Dollar/Mexican Peso, Call	Barclays Bank PLC	12/20/17	18.35	MXN	22,670,000	22,670,000	1,162,314
U.S. Dollar/Mexican Peso, Put	JPMorgan Chase & Co.	11/9/17	18.46	MXN	10,290,000	10,290,000	1,389
U.S. Dollar/Mexican Peso, Put	Goldman Sachs Group Inc.	11/15/17	18.71	MXN	10,340,000	10,340,000	14,952
U.S. Dollar/Mexican Peso, Put	Barclays Bank PLC	1/5/18	17.85	MXN	20,770,000	20,770,000	18,464
U.S. Dollar/Mexican Peso, Put	JPMorgan Chase & Co.	1/9/18	18.45	MXN	10,290,000	10,290,000	40,481
U.S. Dollar/Mexican Peso, Put	Goldman Sachs Group Inc.	1/11/18	18.35	MXN	12,930,000	12,930,000	41,492
U.S. Dollar/Mexican Peso, Put	Bank of America N.A.	1/17/18	18.50	MXN	26,800,000	26,800,000	131,052
U.S. Dollar/Mexican Peso, Put	Barclays Bank PLC	1/17/18	18.50	MXN	27,800,000	27,800,000	135,942
U.S. Dollar/Mexican Peso, Put	Barclays Bank PLC	1/23/18	18.89	MXN	13,940,000	13,940,000	149,716
Total OTC Written Options (Premiums received — $1,721,824)							$2,362,528

See Notes to Financial Statements.

36	Western Asset Macro Opportunities Fund 2017 Annual Report

Western Asset Macro Opportunities Fund

Schedule of Exchange-Traded Written Options
Security	Expiration Date	Strike Price		Contracts	Notional Amount	Value
Australian Dollar Futures, Put	11/3/17	$80.00		103	$103,000	$358,440
British Pound Futures, Call	11/3/17	134.00		103	64,375	15,450
British Pound Futures, Call	11/3/17	132.00		94	58,750	74,025
British Pound Futures, Call	12/8/17	134.00		54	33,750	31,388
British Pound Futures, Put	11/3/17	133.00		103	64,375	39,269
British Pound Futures, Put	11/3/17	134.00		104	65,000	79,950
Canadian Dollar Futures, Call	11/3/17	81.00		52	52,000	260
Canadian Dollar Futures, Call	11/3/17	79.50		52	52,000	260
Canadian Dollar Futures, Call	12/8/17	82.00		26	26,000	390
Canadian Dollar Futures, Call	12/8/17	81.00		208	208,000	7,280
Canadian Dollar Futures, Put	11/3/17	80.00		103	103,000	250,290
Euro BTP, Call	11/24/17	137.00	EUR	31	3,100,000	97,859
Euro BTP, Put	11/24/17	135.00	EUR	21	2,100,000	978
Euro Bund Futures, Call	11/24/17	163.00	EUR	104	10,400,000	59,361
Euro Bund Futures, Call	11/24/17	162.50	EUR	182	18,200,000	161,122
Euro Bund Futures, Call	12/22/17	162.00	EUR	156	15,600,000	208,974
Euro Bund Futures, Put	11/24/17	159.00	EUR	104	10,400,000	3,634
Euro Bund Futures, Put	11/24/17	160.50	EUR	47	4,700,000	4,927
Euro Bund Futures, Put	11/24/17	159.50	EUR	624	62,400,000	29,075
Euro Bund Futures, Put	11/24/17	160.00	EUR	419	41,900,000	29,284
Euro Bund Futures, Put	12/22/17	160.00	EUR	52	5,200,000	16,960
Euro Bund Futures, Put	12/22/17	159.00	EUR	104	10,400,000	18,172
Euro Bund Futures, Put	12/22/17	158.00	EUR	208	20,800,000	19,383
Euro Bund Futures, Put	12/22/17	159.50	EUR	104	10,400,000	25,440
Euro Currency Futures, Call	11/3/17	1.20		52	6,500,000	325
Euro Currency Futures, Call	11/3/17	1.21		59	7,375,000	369
Euro Currency Futures, Call	11/3/17	1.18		52	6,500,000	3,250
Euro Currency Futures, Call	12/8/17	1.20		26	3,250,000	3,900
Euro Currency Futures, Call	12/8/17	1.18		13	1,625,000	10,075
Euro Currency Futures, Call	12/8/17	1.19		78	9,750,000	23,400
Euro Currency Futures, Put	11/3/17	1.17		156	19,500,000	93,600
Euro Currency Futures, Put	12/8/17	1.17		161	20,125,000	205,275
Japanese Yen Futures, Call	11/3/17	90.00		26	32,500	812
Japanese Yen Futures, Put	11/3/17	89.00		104	130,000	126,100
Japanese Yen Futures, Put	11/3/17	90.00		102	127,500	240,975
U.S. Treasury 5-Year Notes Futures, Call	11/24/17	118.00		413	413,000	16,133
U.S. Treasury 5-Year Notes Futures, Call	11/24/17	117.50		156	156,000	21,937
U.S. Treasury 5-Year Notes Futures, Call	12/22/17	117.75		119	119,000	16,734

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2017 Annual Report	37

Schedule of investments (cont’d)

October 31, 2017

Western Asset Macro Opportunities Fund

Schedule of Exchange-Traded Written Options (cont’d)
Security	Expiration Date	Strike Price	Contracts	Notional Amount	Value
U.S. Treasury 5-Year Notes Futures, Put	12/22/17	$115.75	119	$119,000	$10,227
U.S. Treasury 10-Year Notes Futures, Call	11/24/17	127.00	103	103,000	3,219
U.S. Treasury 10-Year Notes Futures, Call	11/24/17	129.00	327	327,000	5,109
U.S. Treasury 10-Year Notes Futures, Call	11/24/17	126.50	489	489,000	30,563
U.S. Treasury 10-Year Notes Futures, Call	11/24/17	125.00	208	208,000	94,250
U.S. Treasury 10-Year Notes Futures, Call	11/24/17	126.00	761	761,000	95,125
U.S. Treasury 10-Year Notes Futures, Call	11/24/17	125.50	519	519,000	129,750
U.S. Treasury 10-Year Notes Futures, Call	12/22/17	127.00	156	156,000	19,500
U.S. Treasury 10-Year Notes Futures, Call	12/22/17	126.00	258	258,000	68,531
U.S. Treasury 10-Year Notes Futures, Call	12/22/17	125.50	728	728,000	284,375
U.S. Treasury 10-Year Notes Futures, Put	11/24/17	123.00	208	208,000	9,750
U.S. Treasury 10-Year Notes Futures, Put	11/24/17	124.00	132	132,000	22,687
U.S. Treasury 10-Year Notes Futures, Put	12/22/17	122.00	104	104,000	9,750
U.S. Treasury Long-Term Bonds Futures, Call	11/24/17	156.00	154	154,000	28,875
U.S. Treasury Long-Term Bonds Futures, Call	11/24/17	157.00	470	470,000	51,406
U.S. Treasury Long-Term Bonds Futures, Call	11/24/17	155.00	260	260,000	85,313
U.S. Treasury Long-Term Bonds Futures, Call	11/24/17	154.00	182	182,000	102,375
U.S. Treasury Long-Term Bonds Futures, Call	11/24/17	153.00	156	156,000	143,813
U.S. Treasury Long-Term Bonds Futures, Call	12/22/17	155.00	78	78,000	41,438
U.S. Treasury Long-Term Bonds Futures, Put	11/24/17	152.00	78	78,000	75,563
U.S. Treasury Long-Term Bonds Futures, Put	11/24/17	151.00	181	181,000	110,297
Total Exchange-Traded Written Options (Premiums received — $4,483,180)					$3,716,972
Total Written Options (Premiums received — $6,205,004)					$6,079,500

At October 31, 2017, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Sterling	515	12/17	$85,038,902	$85,042,234	$3,332
Australian Dollar	127	12/17	10,069,599	9,718,040	(351,559)
Canadian 10-Year Bonds	56	12/17	6,000,358	5,965,491	(34,867)
Canadian Dollar	147	12/17	11,881,630	11,403,525	(478,105)
Euro	317	12/17	46,775,683	46,285,962	(489,721)
Euro BTP	204	12/17	32,251,473	33,170,674	919,201
Japanese Yen	100	12/17	10,985,974	11,016,875	30,901
Mexican Peso	922	12/17	24,677,375	23,879,800	(797,575)
U.S. Treasury 5-Year Notes	8,240	12/17	973,040,773	965,625,000	(7,415,773)

See Notes to Financial Statements.

38	Western Asset Macro Opportunities Fund 2017 Annual Report

Western Asset Macro Opportunities Fund

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy continued
U.S. Treasury 10-Year Notes	265	12/17	$33,188,555	$33,108,437	$(80,118)
U.S. Treasury 10-Year Notes	36	3/18	4,510,752	4,485,937	(24,815)
U.S. Treasury Long-Term Bonds	2,245	12/17	345,474,013	342,292,344	(3,181,669)
U.S. Treasury Ultra Long-Term Bonds	1,566	12/17	260,029,892	258,047,437	(1,982,455)
United Kingdom Long Gilt Bonds	59	12/17	9,710,890	9,742,605	31,715
					(13,851,508)

Contracts to Sell:
3-Month Euribor	434	12/17	126,748,697	126,803,245	(54,548)
90-Day Eurodollar	8,492	12/17	2,092,164,316	2,090,942,700	1,221,616
90-Day Eurodollar	2,949	3/18	725,341,092	725,085,375	255,717
90-Day Eurodollar	855	6/18	210,231,590	209,977,313	254,277
90-Day Eurodollar	86	9/18	21,108,958	21,103,325	5,633
90-Day Eurodollar	678	12/18	166,541,234	166,237,125	304,109
Australian 10-Year Bonds	125	12/17	12,278,618	12,327,207	(48,589)
British Pound	336	12/17	28,208,901	27,932,100	276,801
Euro-Bobl	200	12/17	30,648,871	30,700,774	(51,903)
Euro-Bund	4,347	12/17	819,377,746	824,101,027	(4,723,281)
Euro-Buxl	103	12/17	19,962,955	19,930,994	31,961
Japanese 10-Year Bonds	46	12/17	61,103,762	60,873,488	230,274
U.S. Treasury 2-Year Notes	343	12/17	73,973,930	73,868,266	105,664
					(2,192,269)
Net unrealized depreciation on open futures contracts					$(16,043,777)

At October 31, 2017, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CLP	8,591,650,000	USD	13,659,221	Barclays Bank PLC	11/13/17	$(161,784)
PEN	44,380,000	USD	13,576,017	Citibank N.A.	11/13/17	70,104
MXN	67,418,819	USD	3,601,500	JPMorgan Chase & Co.	11/13/17	(91,173)
USD	6,297,617	COP	18,634,650,000	Barclays Bank PLC	11/14/17	178,909
ARS	65,560,000	USD	3,773,237	JPMorgan Chase & Co.	11/15/17	(89,186)
ARS	100,236,000	USD	5,562,486	JPMorgan Chase & Co.	11/15/17	70,134
MXN	78,559,184	USD	4,136,000	Goldman Sachs Group Inc.	11/17/17	(48,517)
COP	2,469,600,000	USD	840,000	Bank of America N.A.	11/20/17	(29,543)
COP	9,554,440,000	USD	3,240,001	Barclays Bank PLC	11/20/17	(104,489)
BRL	15,890,000	USD	4,881,465	Barclays Bank PLC	12/4/17	(43,885)

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2017 Annual Report	39

Schedule of investments (cont’d)

October 31, 2017

Western Asset Macro Opportunities Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	6,880,000	USD	2,100,122	Citibank N.A.	12/4/17	$(5,562)
USD	14,920,000	MXN	268,358,580	Barclays Bank PLC	12/22/17	1,040,903
USD	14,680,000	COP	42,939,000,000	Goldman Sachs Group Inc.	12/22/17	630,697
MXN	266,633,248	USD	14,840,000	JPMorgan Chase & Co.	12/22/17	(1,050,135)
MXN	68,043,140	USD	3,601,500	JPMorgan Chase & Co.	1/11/18	(94,167)
MXN	64,853,426	USD	3,410,000	Goldman Sachs Group Inc.	1/16/18	(69,881)
INR	988,240,000	USD	15,098,006	Bank of America N.A.	1/19/18	13,191
MXN	15,274,000	USD	800,000	Bank of America N.A.	1/19/18	(13,744)
USD	81,662,635	JPY	9,130,372,534	Bank of America N.A.	1/19/18	1,037,704
USD	8,958,644	KRW	10,136,526,842	Bank of America N.A.	1/19/18	(93,560)
USD	28,588,403	MXN	538,133,809	Bank of America N.A.	1/19/18	887,030
USD	341,854	MXN	6,500,000	Bank of America N.A.	1/19/18	7,255
ZAR	45,658,000	USD	3,339,746	Bank of America N.A.	1/19/18	(152,763)
ZAR	96,105,696	USD	6,817,022	Bank of America N.A.	1/19/18	(108,731)
CAD	41,950,873	USD	33,563,437	Barclays Bank PLC	1/19/18	(1,018,741)
GBP	2,280,953	USD	3,040,761	Barclays Bank PLC	1/19/18	(3,681)
INR	3,117,608,625	USD	47,290,233	Barclays Bank PLC	1/19/18	381,181
MXN	135,972,326	USD	7,098,344	Barclays Bank PLC	1/19/18	(98,932)
PLN	85,036,489	USD	23,553,857	Barclays Bank PLC	1/19/18	(179,711)
RUB	2,023,529,308	USD	34,496,485	Barclays Bank PLC	1/19/18	(335,775)
USD	30,619,471	AUD	39,375,625	Barclays Bank PLC	1/19/18	504,554
USD	12,502,000	CNY	83,650,884	Barclays Bank PLC	1/19/18	(66,962)
USD	1,771,749	EUR	1,500,000	Barclays Bank PLC	1/19/18	16,372
USD	314,449	MXN	6,000,000	Barclays Bank PLC	1/19/18	5,589
USD	517,661	MXN	10,000,000	Barclays Bank PLC	1/19/18	2,893
USD	522,636	MXN	10,000,000	Barclays Bank PLC	1/19/18	7,868
USD	12,653,953	PHP	658,537,000	Barclays Bank PLC	1/19/18	(42,943)
COP	26,607,800,000	USD	8,868,971	Citibank N.A.	1/19/18	(184,834)
EUR	4,500,000	USD	5,340,285	Citibank N.A.	1/19/18	(74,155)
TRY	55,722,527	USD	14,832,444	Citibank N.A.	1/19/18	(477,876)
USD	49,796,967	CNH	332,942,519	Citibank N.A.	1/19/18	(139,112)
USD	153,150,886	EUR	128,984,374	Citibank N.A.	1/19/18	2,206,777
USD	2,369,260	EUR	2,000,000	Citibank N.A.	1/19/18	28,758
USD	7,482,803	EUR	6,400,000	Citibank N.A.	1/19/18	(6,804)
USD	2,197,437	IDR	29,898,553,000	Citibank N.A.	1/19/18	8,580
COP	9,407,950,000	USD	3,175,036	JPMorgan Chase & Co.	1/19/18	(104,511)
IDR	12,571,505,000	USD	916,959	JPMorgan Chase & Co.	1/19/18	3,394
USD	18,364,071	BRL	59,064,362	JPMorgan Chase & Co.	1/19/18	479,813

See Notes to Financial Statements.

40	Western Asset Macro Opportunities Fund 2017 Annual Report

Western Asset Macro Opportunities Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	103,750	MXN	2,000,000	JPMorgan Chase & Co.	1/19/18	$797
USD	20,635,747	TWD	624,025,000	JPMorgan Chase & Co.	1/19/18	(137,868)
MXN	100,223,667	USD	5,171,740	Barclays Bank PLC	1/25/18	(17,726)
ARS	34,520,000	USD	1,776,634	Citibank N.A.	2/5/18	68,549
ARS	17,065,000	USD	872,890	Citibank N.A.	2/5/18	39,278
ARS	151,345,000	USD	8,182,284	JPMorgan Chase & Co.	3/23/18	(290,899)
ARS	84,490,000	USD	4,409,708	Bank of America N.A.	4/10/18	(46,131)
ARS	42,090,000	USD	2,167,911	Goldman Sachs Group Inc.	4/11/18	4,725
ARS	29,421,950	USD	1,525,244	Citibank N.A.	4/12/18	(7,319)
Total						$2,303,955

Abbreviations used in this table:
ARS	— Argentine Peso
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CLP	— Chilean Peso
CNH	— Chinese Offshore Yuan
CNY	— Chinese Yuan Renminbi
COP	— Colombian Peso
EUR	— Euro
GBP	— British Pound
IDR	— Indonesian Rupiah
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— South Korean Won
MXN	— Mexican Peso
PEN	— Peruvian Nuevo Sol
PHP	— Philippine Peso
PLN	— Polish Zloty
RUB	— Russian Ruble
TRY	— Turkish Lira
TWD	— Taiwan Dollar
USD	— United States Dollar
ZAR	— South African Rand

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2017 Annual Report	41

Schedule of investments (cont’d)

October 31, 2017

Western Asset Macro Opportunities Fund

At October 31, 2017, the Fund had the following open swap contracts:

OTC INTEREST RATE SWAPS
Swap Counterparty	Notional Amount*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†		Upfront Premiums Paid (Received)	Unrealized Appreciation
Banc of America Securities LLC	145,220,000	BRL	1/4/21	BRL-CDI	12.487	%**	—	$3,027,135
Goldman Sachs Group Inc.	287,400,000	BRL	1/2/19	BRL-CDI	9.925	%**	—	2,492,700
Total							—	$5,519,835

CENTRALLY CLEARED INTEREST RATE SWAPS
Notional Amount		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
51,780,000		9/28/19	3-Month LIBOR-BBA quarterly	1.705% semi-annually	—	$(96,397)
208,100,000	MXN	4/13/20	28-Day TIIE-Banxico every 28 days	7.190% every 28 days	—	(25,532)
928,800,000	MXN	4/14/20	28-Day TIIE-Banxico every 28 days	7.108% every 28 days	—	(204,266)
378,200,000	MXN	4/15/20	28-Day TIIE-Banxico every 28 days	7.085% every 28 days	—	(93,348)
550,600,000	MXN	4/15/20	28-Day TIIE-Banxico every 28 days	7.075% every 28 days	—	(142,434)
760,400,000	MXN	5/28/20	28-Day TIIE-Banxico every 28 days	7.440% every 28 days	—	148,526
369,200,000	MXN	5/29/20	28-Day TIIE-Banxico every 28 days	7.400% every 28 days	—	53,974
749,400,000	MXN	6/1/20	28-Day TIIE-Banxico every 28 days	7.340% every 28 days	—	54,611
13,530,000		6/14/20	3-Month LIBOR-BBA quarterly	1.671% semi-annually	$(6,802)	(69,408)
94,940,000		6/1/21	3-Month LIBOR-BBA quarterly	1.340% semi-annually	—	(2,127,355)
11,560,000		6/13/21	3-Month LIBOR-BBA quarterly	1.185% semi-annually	—	(325,205)
50,600,000		6/27/21	3-Month LIBOR-BBA quarterly	1.220% semi-annually	—	(1,380,730)
13,820,000		3/31/22	3-Month LIBOR-BBA quarterly	2.054% semi-annually	—	454
27,200,000		8/31/22	1.897% semi-annually	3-Month LIBOR-BBA quarterly	—	231,624
351,689,000		11/30/22	1.900% semi-annually	3-Month LIBOR-BBA quarterly	(105,679)	3,537,580
60,032,000		5/15/23	1.267% semi-annually	3-Month LIBOR-BBA quarterly	19,253	2,705,860
64,256,000		5/15/23	1.500% semi-annually	3-Month LIBOR-BBA quarterly	(10,444)	2,139,306
11,056,100,000	JPY	6/20/24	0.127% semi-annually	6-Month Japanese BBA LIBOR semi-annually	1,251	252,025
74,655,000		5/23/26	1.738% semi-annually	3-Month LIBOR-BBA quarterly	—	3,357,570
47,470,000		5/27/26	1.735% semi-annually	3-Month LIBOR-BBA quarterly	—	2,146,714
11,540,000		6/13/26	1.580% semi-annually	3-Month LIBOR-BBA quarterly	1,409	667,547
74,629,000		11/15/43	2.474% semi-annually	3-Month LIBOR-BBA quarterly	(152,677)	2,339,149
32,568,000		11/15/43	2.630% semi-annually	3-Month LIBOR-BBA quarterly	34,436	(79,532)
81,400,000		11/15/43	2.734% semi-annually	3-Month LIBOR-BBA quarterly	(910,238)	(865,872)
27,850,000		11/4/45	2.591% semi-annually	3-Month LIBOR-BBA quarterly	—	206,775

See Notes to Financial Statements.

42	Western Asset Macro Opportunities Fund 2017 Annual Report

Western Asset Macro Opportunities Fund

CENTRALLY CLEARED INTEREST RATE SWAPS
	Notional Amount		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
	1,473,800,000	JPY	4/19/47	0.785% semi-annually	6-Month Japanese BBA LIBOR semi-annually	$(12,049)	$609,750
	12,688,700		8/23/47	1.498% annually	EURIBOR-Reuters semi-annually	12,060	156,053
Total						$(1,129,480)	$13,197,439

OTC CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Credit Suisse (Markit CMBX.NA.BBB-.6 Index)	$200,000	5/11/63	3.000% Monthly	$(33,461)	$(32,022)	$(1,439)
Credit Suisse (Markit CMBX.NA.BBB-.6 Index)	720,000	5/11/63	3.000% monthly	(120,460)	(112,981)	(7,479)
Morgan Stanley & Co. Inc. (Markit CMBX.NA.A.6 Index)	2,400,000	5/11/63	2.000% monthly	(143,190)	(118,547)	(24,643)
Morgan Stanley & Co. Inc. (Markit CMBX.NA.A.6 Index)	2,500,000	5/11/63	2.000% monthly	(149,157)	(122,630)	(26,527)
Morgan Stanley & Co. Inc. (Markit CMBX.NA.BBB-.6 Index)	800,000	5/11/63	3.000% monthly	(133,845)	(129,467)	(4,378)
Morgan Stanley & Co. Inc. (Markit CMBX.NA.BBB-.6 Index)	900,000	5/11/63	3.000% monthly	(150,575)	(135,607)	(14,968)
Morgan Stanley & Co. Inc. (Markit CMBX.NA.BBB-.6 Index)	1,300,000	5/11/63	3.000% monthly	(217,498)	(210,383)	(7,115)
Morgan Stanley & Co. Inc. (Markit CMBX.NA.BBB-.6 Index)	2,100,000	5/11/63	3.000% monthly	(351,342)	(342,848)	(8,494)
Morgan Stanley & Co. Inc. (Markit CMBX.NA.BBB-.6 Index)	2,480,000	5/11/63	3.000% monthly	(414,918)	(390,071)	(24,847)
Total	$13,400,000			$(1,714,446)	$(1,594,556)	$(119,890)

OTC CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Credit Suisse (Markit CMBX.NA.AAA.6 Index)	$692,396	5/11/63	0.500%	$(3,901)	$(4,793)	$892
Credit Suisse (Markit CMBX.NA.AAA.6 Index)	4,253,289	5/11/63	0.500%	(23,967)	(27,533)	3,566
Morgan Stanley & Co. Inc. (Markit CMBX.NA.AAA.6 Index)	4,747,858	5/11/63	0.500% monthly	(26,754)	(30,681)	3,927
Total	$9,693,543			$(54,622)	$(63,007)	$8,385

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2017 Annual Report	43

Schedule of investments (cont’d)

October 31, 2017

Western Asset Macro Opportunities Fund

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]		Termination Date	Periodic Payments Received by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Markit CDX.NA.IG.27 Index	10,270,000		12/20/21	1.000% quarterly	$236,655	$92,853	$143,802
Markit CDX.NA.IG.28 Index	162,230,000		6/20/22	1.000% quarterly	3,578,476	2,700,088	878,388
Markit ITRX.EUR.XOVER Index	1,457,856	EUR	12/20/19	5.000% quarterly	153,948	78,587	75,361
Markit ITRX.EUR.XOVER Index	6,141,712	EUR	12/20/20	5.000% quarterly	823,187	275,489	547,698
Markit ITRX.EUR.XOVER Index	2,000,000	EUR	6/20/21	5.000% quarterly	294,409	141,214	153,195
Total					$5,086,675	$3,288,231	$1,798,444

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Markit CDX.NA.HY.29 Index	$68,930,000	12/20/22	5.000% quarterly	$(5,786,195)	$(5,088,960)	$(697,235)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

**	One time payment made at termination date.

Abbreviations used in this table:
BRL	— Brazilian Real
EUR	— Euro
JPY	— Japanese Yen
MXN	— Mexican Peso

See Notes to Financial Statements.

44	Western Asset Macro Opportunities Fund 2017 Annual Report

Statement of assets and liabilities

October 31, 2017

Assets:
Investments in unaffiliated securities, at value (Cost — $1,319,861,231)	$1,339,725,300
Investments in affiliated securities, at value (Cost — $10,800,000)	10,800,000
Foreign currency, at value (Cost — $15,905,702)	15,651,149
Foreign currency collateral for open futures contracts and exchange-traded options, at value (Cost — $17,332,407)	17,135,583
Interest receivable	15,436,501
Deposits with brokers for centrally cleared swap contracts	12,336,819
Deposits with brokers for open futures contracts and exchange-traded options	11,911,459
Unrealized appreciation on forward foreign currency contracts	7,695,055
Receivable for Fund shares sold	5,771,247
OTC swaps, at value	5,519,835
Deposits with brokers for OTC derivatives	2,970,000
Receivable from broker — variation margin on centrally cleared swaps	411,221
Receivable for securities sold	356,573
Receivable for open OTC swap contracts	6,864
Prepaid expenses	90,689
Total Assets	1,445,818,295

Liabilities:
Payable for securities purchased	30,766,634
Written options, at value (premiums received — $6,205,004)	6,079,500
Unrealized depreciation on forward foreign currency contracts	5,391,100
Payable to broker — variation margin on open futures contracts	3,733,269
OTC swaps, at value (premiums received — $1,657,563)	1,769,068
Payable for Fund shares repurchased	1,703,960
Investment management fee payable	1,349,591
Due to custodian	368,732
Service and/or distribution fees payable	59,277
Foreign currency collateral for centrally cleared swap contracts, at value (Cost — $20,232)	47,045
Accrued foreign capital gains tax	34,369
Directors’ fees payable	1,646
Payable for open OTC swap contracts	942
Accrued expenses	448,959
Total Liabilities	51,754,092
Total Net Assets	$1,394,064,203

Net Assets:
Par value (Note 8)	$118,155
Paid-in capital in excess of par value	1,307,388,215
Undistributed net investment income	27,656,187
Accumulated net realized gain on investments, futures contracts, written options, swap contracts, forward foreign currency contracts and foreign currency transactions	33,595,790
Net unrealized appreciation on investments, futures contracts, written options, swap contracts, forward foreign currency contracts and foreign currencies	25,305,856	†
Total Net Assets	$1,394,064,203

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2017 Annual Report	45

Statement of assets and liabilities (cont’d)

October 31, 2017

Net Assets:
Class A	$45,836,509
Class A2	$358,257
Class C	$37,668,906
Class FI	$81,279,449
Class I	$1,057,236,641
Class IS	$171,684,441

Shares Outstanding:
Class A	3,888,927
Class A2	30,544
Class C	3,239,833
Class FI	6,894,113
Class I	89,586,290
Class IS	14,515,114

Net Asset Value:
Class A (and redemption price)	$11.79
Class A2 (and redemption price)	$11.73
Class C*	$11.63
Class FI (and redemption price)	$11.79
Class I (and redemption price)	$11.80
Class IS (and redemption price)	$11.83
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$12.31
Class A2 (based on maximum initial sales charge of 4.25%)	$12.25

†	Net of accrued foreign capital gains tax of $34,369.
*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

46	Western Asset Macro Opportunities Fund 2017 Annual Report

Statement of operations

For the Year Ended October 31, 2017

Investment Income:
Interest from unaffiliated investments	$46,704,327
Interest from affiliated investments	80,828
Dividends	230,208
Less: Foreign taxes withheld	(99,989)
Total Investment Income	46,915,374

Expenses:
Investment management fee (Note 2)	12,541,372
Transfer agent fees (Note 5)	774,852
Service and/or distribution fees (Notes 2 and 5)	551,274
Registration fees	179,626
Custody fees	159,028
Fund accounting fees	97,827
Audit and tax fees	73,101
Shareholder reports	53,299
Commodity pool reports	32,500
Directors’ fees	29,333
Fees recaptured by investment manager (Note 2)	19,927
Legal fees	18,920
Insurance	12,189
Commitment fees (Note 9)	8,885
Interest expense	3,990
Miscellaneous expenses	14,989
Total Expenses	14,571,112
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(328)
Net Expenses	14,570,784
Net Investment Income	32,344,590

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(29,795,064)
Futures contracts	(2,807,896)
Written options	51,101,598
Swap contracts	4,127,166
Forward foreign currency contracts	15,343,254
Foreign currency transactions	2,131,264
Net Realized Gain	40,100,322
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	24,018,489	†
Futures contracts	(6,794,200)
Written options	(2,045,299)
Swap contracts	29,425,770
Forward foreign currency contracts	(5,249,013)
Foreign currencies	(527,294)
Change in Net Unrealized Appreciation (Depreciation)	38,828,453
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	78,928,775
Increase in Net Assets From Operations	$111,273,365

†	Net of change in accrued foreign capital gains tax of $34,369.

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2017 Annual Report	47

Statements of changes in net assets

For the Years Ended October 31,	2017	2016

Operations:
Net investment income	$32,344,590	$25,424,385
Net realized gain (loss)	40,100,322	(4,162,321)
Change in net unrealized appreciation (depreciation)	38,828,453	26,372,751
Increase in Net Assets From Operations	111,273,365	47,634,815

Distributions to Shareholders From (Notes 1 and 7):
Net investment income	(15,800,214)	(21,000,024)
Net realized gains	(3,072,046)	(28,752,957)
Decrease in Net Assets From Distributions to Shareholders	(18,872,260)	(49,752,981)

Fund Share Transactions (Note 8):
Net proceeds from sale of shares	808,694,307	489,017,282
Reinvestment of distributions	13,612,063	38,580,383
Cost of shares repurchased	(387,045,774)	(435,203,896)
Increase in Net Assets From Fund Share Transactions	435,260,596	92,393,769
Increase in Net Assets	527,661,701	90,275,603

Net Assets:
Beginning of year	866,402,502	776,126,899
End of year*	$1,394,064,203	$866,402,502
*Includesundistributed net investment income of:	$27,656,187	$2,880,545

See Notes to Financial Statements.

48	Western Asset Macro Opportunities Fund 2017 Annual Report

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2017	2016	2015	2014	2013[2]

Net asset value, beginning of year	$10.88	$10.89	$11.25	$10.46	$10.00

Income (loss) from operations:
Net investment income	0.30	0.33	0.32	0.34	0.01
Net realized and unrealized gain (loss)	0.81	0.36	(0.25)	0.74	0.45
Total income from operations	1.11	0.69	0.07	1.08	0.46

Less distributions from:
Net investment income	(0.16)	(0.28)	(0.25)	(0.09)	—
Net realized gains	(0.04)	(0.42)	(0.18)	(0.20)	—
Total distributions	(0.20)	(0.70)	(0.43)	(0.29)	—

Net asset value, end of year	$11.79	$10.88	$10.89	$11.25	$10.46
Total return[3]	10.44%	6.79%	0.71%	10.61%	4.60%

Net assets, end of year (000s)	$45,837	$64,282	$67,884	$54,624	$12

Ratios to average net assets:
Gross expenses	1.55%	1.63%[4]	1.65%[4]	1.68%[4]	4.96%[5]
Net expenses[6]	1.55	1.63 [4]	1.65 [4,7]	1.32 [4,7]	1.65 [5,7]
Net investment income	2.73	3.14	2.96	3.13	0.51 [5]

Portfolio turnover rate	150%[8]	295%[8]	105%[8]	122%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 30, 2013 (inception date) to October 31, 2013.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, acquired fund fees and expenses and deferred organizational expenses, to average net assets of Class A shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Directors’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 151% , 297% and 117% for the years ended October 31, 2017, 2016 and 2015, respectively.

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2017 Annual Report	49

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class A2 Shares[1]	2017[2]

Net asset value, beginning of period	$10.58

Income from operations:
Net investment income	0.32
Net realized and unrealized gain	1.07
Total income from operations	1.39

Less distributions from:
Net investment income	(0.20)
Net realized gains	(0.04)
Total distributions	(0.24)

Net asset value, end of period	$11.73
Total return[3]	13.41%

Net assets, end of period (000s)	$358

Ratios to average net assets:
Gross expenses[4]	3.23%
Net expenses[4,5,6]	1.85
Net investment income[4]	3.17

Portfolio turnover rate[7,8]	150%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 14, 2016 (inception date) to October 31, 2017.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, acquired fund fees and expenses and deferred organizational expenses, to average net assets of Class A2 shares did not exceed 1.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Directors’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 151% for the year ended October 31, 2017

[8]	For the year ended October 31, 2017.

See Notes to Financial Statements.

50	Western Asset Macro Opportunities Fund 2017 Annual Report

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2017	2016	2015	2014	2013[2]

Net asset value, beginning of year	$10.73	$10.76	$11.17	$10.45	$10.00

Income (loss) from operations:
Net investment income (loss)	0.22	0.26	0.24	0.25	(0.00)	[3]
Net realized and unrealized gain (loss)	0.81	0.35	(0.25)	0.74	0.45
Total income (loss) from operations	1.03	0.61	(0.01)	0.99	0.45

Less distributions from:
Net investment income	(0.09)	(0.22)	(0.22)	(0.07)	—
Net realized gains	(0.04)	(0.42)	(0.18)	(0.20)	—
Total distributions	(0.13)	(0.64)	(0.40)	(0.27)	—

Net asset value, end of year	$11.63	$10.73	$10.76	$11.17	$10.45
Total return[4]	9.67%	6.04%	(0.01)%	9.71%	4.50%

Net assets, end of year (000s)	$37,669	$29,340	$30,637	$14,511	$28

Ratios to average net assets:
Gross expenses	2.30%	2.32%[5]	2.36%[5]	2.43%[5]	4.94%[6]
Net expenses[7]	2.30	2.32 [5]	2.36 [5,8]	2.19 [5,8]	2.40	[6,8]
Net investment income (loss)	2.00	2.49	2.25	2.30	(0.07)	[6]

Portfolio turnover rate	150%[9]	295%[9]	105%[9]	122%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 30, 2013 (inception date) to October 31, 2013.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, acquired fund fees and expenses and deferred organizational expenses, to average net assets of Class C shares did not exceed 2.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Directors’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 151% , 297% and 117% for the years ended October 31, 2017, 2016 and 2015, respectively.

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2017 Annual Report	51

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class FI Shares[1]	2017	2016	2015	2014	2013[2]

Net asset value, beginning of year	$10.88	$10.87	$11.22	$10.46	$10.00

Income (loss) from operations:
Net investment income	0.30	0.33	0.32	0.33	0.01
Net realized and unrealized gain (loss)	0.80	0.35	(0.25)	0.73	0.45
Total income from operations	1.10	0.68	0.07	1.06	0.46

Less distributions from:
Net investment income	(0.15)	(0.25)	(0.24)	(0.10)	—
Net realized gains	(0.04)	(0.42)	(0.18)	(0.20)	—
Total distributions	(0.19)	(0.67)	(0.42)	(0.30)	—

Net asset value, end of year	$11.79	$10.88	$10.87	$11.22	$10.46
Total return[3]	10.35%	6.76%	0.67%	10.51%	4.60%

Net assets, end of year (000s)	$81,279	$25,088	$60,375	$53,027	$10

Ratios to average net assets:
Gross expenses	1.63%[4]	1.69%[4]	1.66%[4]	1.85%[4]	5.01%[5]
Net expenses[6]	1.63 [4]	1.65 [4,7]	1.65 [4,7]	1.40 [4,7]	1.65 [5,7]
Net investment income	2.69	3.18	2.95	3.03	0.47 [5]

Portfolio turnover rate	150%[8]	295%[8]	105%[8]	122%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 30, 2013 (inception date) to October 31, 2013.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, acquired fund fees and expenses and deferred organizational expenses, to average net assets of Class FI shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Directors’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 151% , 297% and 117% for the years ended October 31, 2017, 2016 and 2015, respectively.

See Notes to Financial Statements.

52	Western Asset Macro Opportunities Fund 2017 Annual Report

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2017	2016	2015	2014	2013[2]

Net asset value, beginning of year	$10.89	$10.91	$11.25	$10.47	$10.00

Income (loss) from operations:
Net investment income	0.34	0.36	0.36	0.33	0.01
Net realized and unrealized gain (loss)	0.80	0.35	(0.26)	0.75	0.46
Total income from operations	1.14	0.71	0.10	1.08	0.47

Less distributions from:
Net investment income	(0.19)	(0.31)	(0.26)	(0.10)	—
Net realized gains	(0.04)	(0.42)	(0.18)	(0.20)	—
Total distributions	(0.23)	(0.73)	(0.44)	(0.30)	—

Net asset value, end of year	$11.80	$10.89	$10.91	$11.25	$10.47
Total return[3]	10.66%	7.15%	1.00%	10.72%	4.60%

Net assets, end of year (000s)	$1,057,237	$567,343	$512,684	$180,298	$24,394

Ratios to average net assets:
Gross expenses	1.30%	1.34%[4]	1.35%[4]	1.58%[4]	4.50%[5]
Net expenses[6]	1.30	1.34 [4]	1.35 [4,7]	1.30 [4,7]	1.32 [5,7]
Net investment income	3.01	3.45	3.28	3.08	0.82 [5]

Portfolio turnover rate	150%[8]	295%[8]	105%[8]	122%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 30, 2013 (inception date) to October 31, 2013.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, acquired fund fees and expenses and deferred organizational expenses, to average net assets of Class I shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Directors’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 151% , 297% and 117% for the years ended October 31, 2017, 2016 and 2015, respectively.

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2017 Annual Report	53

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class IS Shares[1]	2017	2016	2015	2014	2013[2]

Net asset value, beginning of year	$10.92	$10.93	$11.25	$10.47	$10.00

Income (loss) from operations:
Net investment income	0.34	0.37	0.37	0.38	0.01
Net realized and unrealized gain (loss)	0.81	0.36	(0.25)	0.70	0.46
Total income from operations	1.15	0.73	0.12	1.08	0.47

Less distributions from:
Net investment income	(0.20)	(0.32)	(0.26)	(0.10)	—
Net realized gains	(0.04)	(0.42)	(0.18)	(0.20)	—
Total distributions	(0.24)	(0.74)	(0.44)	(0.30)	—

Net asset value, end of year	$11.83	$10.92	$10.93	$11.25	$10.47
Total return[3]	10.83%	7.22%	1.19%	10.62%	4.70%

Net assets, end of year (000s)	$171,684	$180,349	$104,546	$49,001	$10

Ratios to average net assets:
Gross expenses	1.21%	1.23%[4]	1.25%[4]	1.30%[4]	4.68%[5]
Net expenses[6]	1.21	1.23 [4]	1.25 [4]	1.04 [4,7]	1.25 [5,7]
Net investment income	3.08	3.55	3.36	3.43	0.88 [5]

Portfolio turnover rate	150%[8]	295%[8]	105%[8]	122%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 30, 2013 (inception date) to October 31, 2013.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, acquired fund fees and expenses and deferred organizational expenses, to average net assets of Class IS shares did not exceed 1.25%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Directors’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 151% , 297% and 117% for the years ended October 31, 2017, 2016 and 2015, respectively.

See Notes to Financial Statements.

54	Western Asset Macro Opportunities Fund 2017 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Macro Opportunities Fund (the “Fund”) is a separate non-diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

Western Asset Macro Opportunities Fund 2017 Annual Report	55

Notes to financial statements (cont’d)

adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

56	Western Asset Macro Opportunities Fund 2017 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Energy	—	$76,747,178	$0	*	$76,747,178
Other corporate bonds & notes	—	305,161,820	—		305,161,820
Asset-backed securities	—	31,311,435	3,954,807		35,266,242
Collateralized mortgage obligations	—	63,150,062	—		63,150,062
Mortgage-backed securities	—	925,277	—		925,277
Municipal bonds	—	6,199,705	—		6,199,705
Non-U.S. treasury inflation protected securities	—	51,507,957	—		51,507,957
Senior loans	—	26,363,834	—		26,363,834
Sovereign bonds	—	378,173,656	—		378,173,656
U.S. Government & agency obligations	—	369,250,488	—		369,250,488
U.S. Treasury inflation protected securities	—	21,252,022	—		21,252,022
Common stocks:
Energy	—	856,390	128,122		984,512
Convertible preferred stocks	—	3,318,098	—		3,318,098
Preferred stocks	$399,809	—	—		399,809
Purchased options:
Exchange-traded purchased options	464,679	57,112	—		521,791
OTC purchased options	—	502,849	—		502,849
Total long-term investments	864,488	1,334,777,883	4,082,929		1,339,725,300
Short-term investments†	—	10,800,000	—		10,800,000
Total investments	$864,488	$1,345,577,883	$4,082,929		$1,350,525,300
Other financial instruments:
Futures contracts	3,671,201	—	—		3,671,201
Forward foreign currency contracts	—	7,695,055	—		7,695,055
Centrally cleared credit default swaps on credit indices — sell protection	—	1,798,444	—		1,798,444
Centrally cleared interest rate swaps	—	18,607,518	—		18,607,518
OTC interest rate swaps‡	—	5,519,835	—		5,519,835
Total other financial instruments	$3,671,201	$33,620,852	—		$37,292,053
Total	$4,535,689	$1,379,198,735	$4,082,929		$1,387,817,353

Western Asset Macro Opportunities Fund 2017 Annual Report	57

Notes to financial statements (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options:
OTC written options	—	$2,362,528	—	$2,362,528
Exchange-traded written options	$3,715,994	978	—	3,716,972
Futures contracts	19,714,978	—	—	19,714,978
Forward foreign currency contracts	—	5,391,100	—	5,391,100
Centrally cleared credit default swaps on credit indices — buy protection	—	697,235	—	697,235
Centrally cleared interest rate swaps	—	5,410,079	—	5,410,079
OTC credit default swaps on credit indices — buy protection‡	—	54,622	—	54,622
OTC credit default swaps on credit indices — sell protection‡	—	1,714,446	—	1,714,446
Total	$23,430,972	$15,630,988	—	$39,061,960

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

‡	Value includes any premium paid or received with respect to swap contracts.

(b) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(c) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or

58	Western Asset Macro Opportunities Fund 2017 Annual Report

becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an

Western Asset Macro Opportunities Fund 2017 Annual Report	59

Notes to financial statements (cont’d)

unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(h) Swaptions. The Fund may purchase or write swaption contracts to manage exposure to fluctuations in interest rates or to enhance yield. The Fund may also purchase and write swaption contracts to manage exposure to an underlying instrument. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

60	Western Asset Macro Opportunities Fund 2017 Annual Report

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(i) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(j) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(k) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Western Asset Macro Opportunities Fund 2017 Annual Report	61

Notes to financial statements (cont’d)

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(l) Options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at the specified option exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the net asset value of the Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

(m) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(n) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these

62	Western Asset Macro Opportunities Fund 2017 Annual Report

commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At October 31, 2017, the Fund had sufficient cash and/ or securities to cover these commitments.

(o) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of October 31, 2017, the total notional value of all credit default swaps to sell protection was $185,900,000 and EUR 9,599,568. These amounts would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

Western Asset Macro Opportunities Fund 2017 Annual Report	63

Notes to financial statements (cont’d)

At October 31, 2017, the Fund held collateral from Citibank N.A., Banc of America Securities, LLC, Goldman Sachs Group Inc. and JPMorgan Chase & Co. in the amount of $85,108, $3,045,561, $2,596,413 and $49,965, respectively. These amounts could be used to reduce the Fund’s exposure to the counterparty in the event of default.

For average notional amounts of swaps held during the year ended October 31, 2017, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

64	Western Asset Macro Opportunities Fund 2017 Annual Report

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(p) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Western Asset Macro Opportunities Fund 2017 Annual Report	65

Notes to financial statements (cont’d)

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(q) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(r) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a

66	Western Asset Macro Opportunities Fund 2017 Annual Report

percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of October 31, 2017, the Fund held OTC written options, forward foreign currency contracts and OTC credit default swaps with credit related contingent features which had a liability position of $9,522,696. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of October 31, 2017, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $2,970,000, which could be used to reduce the required payment.

(s) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(t) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Western Asset Macro Opportunities Fund 2017 Annual Report	67

Notes to financial statements (cont’d)

(u) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(v) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(w) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. As of October 31, 2017, there were $34,369 of capital gains tax liabilities accrued on unrealized gains.

(x) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
(a)	$(53,678)		$53,678
(b)	8,284,944	$(8,284,944)	—

(a)	Reclassifications are due to book/tax differences in the treatment of tax exempt income.

(b)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, losses from mortgage backed securities treated as capital losses for tax purposes, and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd. (“Western

68	Western Asset Macro Opportunities Fund 2017 Annual Report

Japan”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMFPA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.15% of the Fund’s average daily net assets.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses other than interest, brokerage commissions, taxes, extraordinary expenses, acquired fund fees and expenses and deferred organizational expenses, to average net assets of Class A, Class A2, Class C, Class FI, Class I and Class IS shares did not exceed 1.65%, 1.85%, 2.40%, 1.65%, 1.35% and 1.25%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Directors’ consent.

During the year ended October 31, 2017, fees waived and/or expenses reimbursed amounted to $328.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at October 31, 2017, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

Class A2
Expires October 31, 2018	—
Expires October 31, 2019	$328
Total fee waivers/expense reimbursements subject to recapture	$328

For the year ended October 31, 2017, LMPFA recaptured $19,927 for Class FI shares.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from

Western Asset Macro Opportunities Fund 2017 Annual Report	69

Notes to financial statements (cont’d)

purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2017, LMIS and its affiliates retained sales charges of $11,452 and $25 on sales of the Fund’s Class A and Class A2 shares, respectively. In addition, for the year ended October 31, 2017, CDSCs paid to LMIS and its affiliates were:

	Class A	Class A2	Class C
CDSCs	$921	—	$3,861

All officers of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the year ended October 31, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$496,944,080	$1,586,222,524
Sales	214,569,063	1,325,014,525

At October 31, 2017, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Securities	$1,337,359,598	$40,271,179	$(27,105,477)	$13,165,702
Written options	(6,205,004)	2,493,212	(2,367,708)	125,504
Forward foreign currency contracts	—	7,695,055	(5,391,100)	2,303,955
Futures contracts	—	3,671,201	(19,714,978)	(16,043,777)
Swap contracts	(4,587,772)	25,934,182	(6,227,204)	19,706,978

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2017.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	$491,279	$421,265	$112,096	$1,024,640
Futures contracts[3]	3,363,499	307,702	—	3,671,201
OTC swap contracts[4]	5,519,835	—	—	5,519,835
Centrally cleared swap contracts[5]	18,607,518	—	1,798,444	20,405,962
Forward foreign currency contracts	—	7,695,055	—	7,695,055
Total	$27,982,131	$8,424,022	$1,910,540	$38,316,693

70	Western Asset Macro Opportunities Fund 2017 Annual Report

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	$2,151,889	$3,872,215	$55,396	$6,079,500
Futures contracts[3]	17,598,018	2,116,960	—	19,714,978
OTC swap contracts[4]	—	—	1,769,068	1,769,068
Centrally cleared swap contracts[5]	5,410,079	—	697,235	6,107,314
Forward foreign currency contracts	—	5,391,100	—	5,391,100
Total	$25,159,986	$11,380,275	$2,521,699	$39,061,960

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[5]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2017. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(18,651,204)	$(5,015,127)	$(212,243)	$(23,878,574)
Written options	40,430,253	10,552,557	118,788	51,101,598
Futures contracts	(6,343,332)	3,535,436	—	(2,807,896)
Swap contracts	5,856,231	—	(1,729,065)	4,127,166
Forward foreign currency contracts	—	15,343,254	—	15,343,254
Total	$21,291,948	$24,416,120	$(1,822,520)	$43,885,548

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(253,413)	$(1,724,231)	$44,443	$(1,933,201)
Written options	(1,350,734)	(706,821)	12,256	(2,045,299)
Futures contracts	(6,621,570)	(172,630)	—	(6,794,200)
Swap contracts	28,659,344	—	766,426	29,425,770
Forward foreign currency contracts	—	(5,249,013)	—	(5,249,013)
Total	$20,433,627	$(7,852,695)	$823,125	$13,404,057

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

Western Asset Macro Opportunities Fund 2017 Annual Report	71

Notes to financial statements (cont’d)

During the year ended October 31, 2017, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$2,670,608
Written options	4,860,323
Futures contracts (to buy)	1,913,468,025
Futures contracts (to sell)	2,119,900,026
Forward foreign currency contracts (to buy)	256,407,167
Forward foreign currency contracts (to sell)	466,549,062

Average Notional Balance
Interest rate swap contracts	$1,659,497,748
Credit default swap contracts (to buy protection)	53,058,943
Credit default swap contracts (to sell protection)	81,370,811

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of October 31, 2017.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
Bank of America N.A.	$5,220,961	$(616,588)	$4,604,373	$(3,045,561)	$1,558,812
Barclays Bank PLC	2,347,219	(3,541,065)	(1,193,846)	1,250,000	56,154
Citibank N.A.	2,422,046	(895,662)	1,526,384	(85,108)	1,441,276
Credit Suisse	—	(181,789)	(181,789)	180,000	(1,789)
Goldman Sachs Group Inc.	3,173,375	(800,504)	2,372,871	(2,596,413)	(223,542)
JPMorgan Chase & Co.	554,138	(1,899,809)	(1,345,671)	(49,965)	(1,395,636)
Morgan Stanley & Co. Inc.	—	(1,587,279)	(1,587,279)	1,540,000	(47,279)
Total	$13,717,739	$(9,522,696)	$4,195,043	$(2,807,047)	$1,387,996

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

[5]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2, Class C and Class FI shares calculated at the annual rate of 0.25%, 0.25%, 1.00% and 0.25% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

72	Western Asset Macro Opportunities Fund 2017 Annual Report

For the year ended October 31, 2017, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$132,070	$49,029
Class A2[1]	60	418
Class C	316,873	26,824
Class FI	102,271	44,441
Class I	—	652,843
Class IS	—	1,297
Total	$551,274	$774,852

[1]	For the period December 14, 2016 (inception date) to October 31, 2017.

For the year ended October 31, 2017, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class A2[1]	$328
Class C	—
Class FI	—
Class I	—
Class IS	—
Total	$328

[1]	For the period December 14, 2016 (inception date) to October 31, 2017.

6. Restricted securities

The following Fund investment is restricted as to resale.

Security	Number of Shares	Acquisition Date	Cost	Value at 10/31/2017	Value Per Share	Percent of Net Assets
Berry Petroleum Co., Convertible Preferred Stock	287	2/17	$2,870	$3,336	$11.62	0.00%

7. Distributions to shareholders by class

	Year Ended October 31, 2017	Year Ended October 31, 2016
Net Investment Income:
Class A	$897,346	$1,658,035
Class A2[1]	95	—
Class C	228,699	612,252
Class FI	361,756	991,514
Class I	10,849,972	14,892,388
Class IS	3,462,346	2,845,835
Total	$15,800,214	$21,000,024

Western Asset Macro Opportunities Fund 2017 Annual Report	73

Notes to financial statements (cont’d)

	Year Ended October 31, 2017	Year Ended October 31, 2016
Net Realized Gains:
Class A	$203,059	$2,485,354
Class A2[1]	17	—
Class C	98,781	1,171,670
Class FI	86,353	1,615,924
Class I	2,056,743	19,791,108
Class IS	627,093	3,688,901
Total	$3,072,046	$28,752,957

[1]	For the period December 14, 2016 (inception date) to October 31, 2017.

8. Capital shares

At October 31, 2017, the Corporation had 42.7 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Year Ended October 31, 2017				Year Ended October 31, 2016
	Shares		Amount		Shares	Amount
Class A
Shares sold	2,920,764		$32,872,931		3,618,068	$38,026,937
Shares issued on reinvestment	76,597		801,204		284,778	2,864,869
Shares repurchased	(5,017,466)		(55,991,517)		(4,227,896)	(43,690,572)
Net decrease	(2,020,105)		$(22,317,382)		(325,050)	$(2,798,766)

Class A2
Shares sold	30,551	[1]	$356,036	[1]	—	—
Shares issued on reinvestment	11	[1]	112	[1]	—	—
Shares repurchased	(18)	[1]	(202)	[1]	—	—
Net increase	30,544	[1]	$355,946	[1]	—	—

Class C
Shares sold	1,334,659		$14,966,550		1,050,965	$10,910,182
Shares issued on reinvestment	24,580		255,137		126,482	1,262,293
Shares repurchased	(853,598)		(9,413,355)		(1,290,489)	(13,252,828)
Net increase (decrease)	505,641		$5,808,332		(113,042)	$(1,080,353)

Class FI
Shares sold	5,108,857		$59,389,568		647,197	$6,739,440
Shares issued on reinvestment	42,826		447,966		259,139	2,606,935
Shares repurchased	(563,824)		(6,341,956)		(4,155,035)	(42,733,882)
Net increase (decrease)	4,587,859		$53,495,578		(3,248,699)	$(33,387,507)

Class I
Shares sold	58,257,995		$653,867,804		32,332,232	$339,455,575
Shares issued on reinvestment	887,748		9,276,967		2,518,562	25,311,550
Shares repurchased	(21,634,748)		(240,297,928)		(29,771,808)	(305,912,801)
Net increase	37,510,995		$422,846,843		5,078,986	$58,854,324

74	Western Asset Macro Opportunities Fund 2017 Annual Report

	Year Ended October 31, 2017		Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class IS
Shares sold	4,273,017	$47,241,418	9,102,369	$93,885,148
Shares issued on reinvestment	270,619	2,830,677	649,576	6,534,736
Shares repurchased	(6,545,999)	(75,000,816)	(2,800,840)	(29,613,813)
Net increase (decrease)	(2,002,363)	$(24,928,721)	6,951,105	$70,806,071

[1]	For the period December 14, 2016 (inception date) to October 31, 2017.

9. Redemption facility

The Fund and certain other participating funds within the Corporation (the “Participating Funds”) have available an unsecured revolving credit facility (the “Redemption Facility”), from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $265 million. Unless renewed, the agreement will terminate on November 20, 2017. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the year ended October 31, 2017, the Fund incurred a commitment fee in the amount of $8,885. The Fund did not utilize the Redemption Facility during the year ended October 31, 2017.

10. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The Fund may invest in Western Asset Government Cash Management Portfolio, LLC (“Cash Management Portfolio”), an affiliated private money market fund managed by Western Asset, the Fund’s subadviser. Cash Management Portfolio is available as a cash management vehicle for certain proprietary investment companies affiliated with Legg Mason. While Cash Management Portfolio is not a registered money market fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Based on the Fund’s relative ownership, the following companies were considered affiliated companies for all or some portion of the year ended October 31, 2017. The following transactions were effected in shares of such companies for the year ended October 31, 2017.

Western Asset Macro Opportunities Fund 2017 Annual Report	75

Notes to financial statements (cont’d)

	Affiliate Value at October 31, 2016	Purchased		Sold		Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at October 30, 2017
		Cost	Shares	Cost	Shares
Western Asset Government Cash Management Portfolio LLC	—	$350,137,957	350,137,957	$339,337,957	339,337,957	—	$80,828	—	$10,800,000

11. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2017	2016
Distributions paid from:
Ordinary income	$15,800,214	$31,853,826
Net long-term capital gains	3,072,046	17,899,155
Total distributions paid	$18,872,260	$49,752,981

As of October 31, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$47,139,941
Undistributed long-term capital gains — net	19,394,735
Total undistributed earnings	$66,534,676
Other book/tax temporary differences(a)	1,415,668
Unrealized appreciation (depreciation)(b)	18,607,489
Total accumulated earnings (losses) — net	$86,557,833

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes on unrealized gains (losses) on certain futures, options, swaps and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and book/tax differences in the treatment of inflation protected securities.

12. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Fund has adopted the amendments to Regulation S-X and, upon evaluation, has concluded that the amendments do not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

76	Western Asset Macro Opportunities Fund 2017 Annual Report

13. Subsequent event

Effective November 20, 2017, the Redemption Facility was renewed for a 364-day term. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $265 million. Unless renewed, the agreement will terminate on November 19, 2018. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets.

Western Asset Macro Opportunities Fund 2017 Annual Report	77

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and Shareholders of the Western Asset Macro Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Western Asset Macro Opportunities Fund (the “Fund”), a series of Western Asset Funds, Inc., as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

December 21, 2017

78	Western Asset Macro Opportunities Fund 2017 Annual Report

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Macro Opportunities Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors†
Robert Abeles, Jr.
Year of birth	1945
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2013
Principal occupations during the past five years	Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 1998
Principal occupations during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member of the International Olympic Committee (since 1986) and Member of Executive Board of International Olympic Committee (since 2013)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	Occidental Petroleum Corporation, California Resources Corporation and Public Storage

Western Asset Macro Opportunities Fund	79

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d
William E. B. Siart
Year of birth	1946
Position(s) held with Fund	Director and Chairman
Term of office[1] and length of time served[2]	Since 1997
Principal occupations during the past five years	Chairman of Great Public Schools Now (since 2015); Trustee of The Getty Trust (since 2005); Chairman of Excellent Education Development (since 2000); formerly, Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2004
Principal occupations during the past five years	Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (since 2012); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012) ; formerly, Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Interested Director
Ronald L. Olson[4]
Year of birth	1941
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2005
Principal occupations during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	Graham Holdings Company (formerly, The Washington Post Company) and Berkshire Hathaway, Inc.

80	Western Asset Macro Opportunities Fund

Officers[5]
Jane Trust, CFA Legg Mason 100 International Drive, 11th Floor, Baltimore, MD 21202
Year of birth	1962
Position(s) with Fund	President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 150 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Fund	Principal Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2011 and since 2013
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Todd F. Kuehl Legg Mason 100 International Drive, 9th Floor, Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); formerly, Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

Western Asset Macro Opportunities Fund	81

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers[5] cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) held with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) held with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

82	Western Asset Macro Opportunities Fund

Officers[5] cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Director and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Director became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

In addition to overseeing the 7 funds of the Corporation, each Director also serves as a Director of Western Asset Income Fund and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex as the Corporation.

[4]	Mr. Olson is an “interested person” (as defined above) of the Fund because his law firm has provided legal services to WAM.

[5]	Each officer of the Fund is an “interested person” (as defined above) of the Fund.

Western Asset Macro Opportunities Fund	83

Important tax information (unaudited)

Record date	12/20/2016
Payable date	12/21/2016
Ordinary income:
Qualified dividend income for individuals	16.37%
Dividends qualifying for the dividends	16.37%
received deduction for corporations
Interest from federal obligations	9.32%
Long-term capital gain dividend	$0.036950

Please retain this information for your records.

84	Western Asset Macro Opportunities Fund

Western Asset

Macro Opportunities Fund

Directors

William E. B. Siart

Chairman

Robert Abeles, Jr.

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

Jaynie M. Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Western Asset Macro Opportunities Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Macro Opportunities Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Macro Opportunities Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX016050 12/17 SR17-3226

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Robert Abeles, Jr., possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Abeles as the Audit Committee’s financial expert. Mr. Abeles is an “independent” Director pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2016 and October 31, 2017 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $20,340 in October 31, 2016 and in $61,236 in October 31, 2017.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in October 31, 2016 and $4,000 in October 31, 2017.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Global Asset Management Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $6,320 in October 31, 2016 and $6,510 in October 31, 2017. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $560 in October 31, 2016 and $0 in October 31, 2017, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for October 31, 2016 and October 31, 2017; Tax Fees were 100% and 100% for October 31, 2016 and October 31, 2017; and Other Fees were 100% and 100% for October 31, 2016 and October 31, 2017.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $229,943 in October 31, 2016 and $271,895 in October 31, 2017.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

William E. B. Siart

Robert Abeles, Jr.

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

JaynieM. Studenmund

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 28, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	December 28, 2017